                                                                    Exhibit 4.21

================================================================================

                                   ONEOK, INC.

                          SUBORDINATED DEBT SECURITIES

                                ----------------

                                    INDENTURE

                           Dated as of April __, 2003

                                ----------------

                                  SUNTRUST BANK

                                     TRUSTEE

================================================================================

                Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of April __, 2003

         TRUST INDENTURE
         ACT SECTION                                        INDENTURE SECTION
Section 310                (a)(1)                    608
                           (a)(2)                    608
                           (a)(5)                    608
                           (b)                       607, 609
Section 311                (a)                       613
                           (b)                       613
Section 312                (c)                       701
Section 313                (a)                       702
                           (c)                       702, 703
Section 314                (a)                       703
                           (a)(4)                    1004
                           (c)(1)                    102
                           (c)(2)                    102
                           (e)                       102
Section 315                (b)                       601
                           (d)                       602
                           (e)                       514
Section 316                (a)(last sentence)        101 ("Outstanding")
                           (a)(1)(A)                 502, 512
                           (a)(1)(B)                 513
                           (b)                       508
                           (c)                       104(d)
Section 317                (a)(1)                    503
                           (a)(2)                    504
                           (b)                       1003
Section 318                (a)                       107

                                TABLE OF CONTENTS

RECITALS OF THE COMPANY    ............................................................................1

                                   ARTICLE ONE
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 101.     Definitions...........................................................................1
                 Act...................................................................................2
                 Additional Amounts....................................................................2
                 Additional Junior Indebtedness........................................................2
                 Affiliate.............................................................................2
                 Attributable Debt.....................................................................2
                 Authenticating Agent..................................................................2
                 Authorized Newspaper..................................................................2
                 Bankruptcy Law........................................................................3
                 Board of Directors....................................................................3
                 Board Resolution......................................................................3
                 Book-Entry Security...................................................................3
                 Business Day..........................................................................3
                 Capital Stock.........................................................................3
                 Clearstream Banking...................................................................3
                 Commission............................................................................3
                 Common Stock..........................................................................3
                 Company...............................................................................3
                 Company Request.......................................................................3
                 Consolidated Net Tangible Assets......................................................4
                 Conversion Agent......................................................................4
                 Conversion Rate.......................................................................4
                 Corporate Trust Office................................................................4
                 corporation...........................................................................4
                 covenant defeasance...................................................................4
                 Custodian.............................................................................4
                 Default...............................................................................4
                 Defaulted Interest....................................................................4
                 Default Notice........................................................................4
                 defeasance............................................................................4
                 Definitive Security...................................................................4
                 Depositary............................................................................5
                 Euroclear.............................................................................5
                 Event of Default......................................................................5
                 Exchange Act..........................................................................5
                 Extension Notice......................................................................5
                 Final Maturity........................................................................5
                 Funded Indebtedness...................................................................5
                 generally accepted accounting principles..............................................5
                 Global Securities.....................................................................5

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
                 Government Obligations................................................................5
                 guarantee.............................................................................5
                 Holder................................................................................6
                 incorporated provision................................................................6
                 Indebtedness..........................................................................6
                 Indenture.............................................................................6
                 Indexed Security......................................................................6
                 interest..............................................................................6
                 Interest Payment Date.................................................................6
                 Lien..................................................................................6
                 mandatory sinking fund payment........................................................7
                 Maturity..............................................................................7
                 Non-Recourse Indebtedness.............................................................7
                 Officers' Certificate.................................................................7
                 Opinion of Counsel....................................................................7
                 Option to Elect Repayment.............................................................7
                 Optional Reset Date...................................................................7
                 optional sinking fund payment.........................................................7
                 Original Issue Discount Security......................................................8
                 Original Stated Maturity..............................................................8
                 Outstanding...........................................................................8
                 Paying Agent..........................................................................9
                 Payment Blockage Period...............................................................9
                 Person................................................................................9
                 Place of Payment......................................................................9
                 Predecessor Security..................................................................9
                 Principal Property....................................................................9
                 Redemption Date.......................................................................9
                 Redemption Price......................................................................9
                 Regular Record Date...................................................................9
                 Repayment Price.......................................................................9
                 Reset Notice..........................................................................9
                 Responsible Officer..................................................................10
                 Restricted Securities................................................................10
                 Sale and Leaseback Transaction.......................................................10
                 Securities...........................................................................10
                 Security Register\ and \Security Registrar...........................................10
                 Senior Indebtedness..................................................................10
                 Special Record Date..................................................................11
                 Stated Maturity......................................................................11
                 Subsequent Interest Period...........................................................11
                 Subsidiary...........................................................................11
                 Trading Day..........................................................................11
                 Trust Indenture Act..................................................................12
                 Trustee..............................................................................12
                 United States........................................................................12

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
                 United States person.................................................................12
                 Vice President.......................................................................12
                 Yield to Maturity....................................................................12
SECTION 102.     Compliance Certificates and Opinions.................................................12
SECTION 103.     Form of Documents Delivered to Trustee...............................................13
SECTION 104.     Acts of Holders......................................................................13
SECTION 105.     Notices, etc. to Trustee and Company.................................................14
SECTION 106.     Notice to Holders; Waiver............................................................15
SECTION 107.     Conflict of any Provision of Indenture with Trust Indenture Act......................15
SECTION 108.     Effect of Headings and Table of Contents.............................................16
SECTION 109.     Successors and Assigns...............................................................16
SECTION 110.     Separability Clause..................................................................16
SECTION 111.     Benefits of Indenture................................................................16
SECTION 112.     Governing Law........................................................................16
SECTION 113.     Legal Holidays.......................................................................16
SECTION 114.     No Recourse Against Others...........................................................17

                                   ARTICLE TWO
                                 SECURITY FORMS

SECTION 201.     Forms Generally......................................................................17
SECTION 202.     Form of Trustee's Certificate of Authentication......................................17
SECTION 203.     Securities Issuable in Global Form...................................................18
SECTION 204.     Form of Legend for Book-Entry Securities.............................................19

                                  ARTICLE THREE
                                 THE SECURITIES

SECTION 301.     Amount Unlimited; Issuable in Series.................................................19
SECTION 302.     Denominations........................................................................22
SECTION 303.     Execution, Authentication, Delivery and Dating.......................................22
SECTION 304.     Book-Entry Securities................................................................24
SECTION 305.     Temporary Securities.................................................................25
SECTION 306.     Registration, Registration of Transfer and Exchange..................................26
SECTION 307.     Mutilated, Destroyed, Lost and Stolen Securities.....................................27
SECTION 308.     Payment of Interest; Interest Rights Preserved; Optional Interest Reset..............28
SECTION 309.     Optional Extension of Stated Maturity................................................30
SECTION 310.     Persons Deemed Owners................................................................31
SECTION 311.     Cancellation.........................................................................31
SECTION 312.     Computation of Interest..............................................................32
SECTION 313.     CUSIP Numbers........................................................................32

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

SECTION 401.     Satisfaction and Discharge of Indenture..............................................32
SECTION 402.     Application of Trust Money...........................................................33

                                       iii

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
                                  ARTICLE FIVE
                                    REMEDIES

SECTION 501.     Events of Default....................................................................33
SECTION 502.     Acceleration of Maturity; Rescission and Annulment...................................35
SECTION 503.     Collection of Indebtedness and Suits for Enforcement by Trustee......................36
SECTION 504.     Trustee May File Proofs of Claim.....................................................36
SECTION 505.     Trustee May Enforce Claims Without Possession of Securities..........................37
SECTION 506.     Application of Money Collected.......................................................37
SECTION 507.     Limitation on Suits..................................................................38
SECTION 508.     Unconditional Right of Holders to Receive Principal, Premium and Interest............38
SECTION 509.     Restoration of Rights and Remedies...................................................38
SECTION 510.     Rights and Remedies Cumulative.......................................................39
SECTION 511.     Delay or Omission Not Waiver.........................................................39
SECTION 512.     Control by Holders...................................................................39
SECTION 513.     Waiver of Past Defaults..............................................................39
SECTION 514.     Undertaking for Costs................................................................40
SECTION 515.     Waiver of Stay or Extension Laws.....................................................40

                                   ARTICLE SIX
                                   THE TRUSTEE

SECTION 601.     Notice of Defaults...................................................................40
SECTION 602.     Certain Rights of Trustee............................................................41
SECTION 603.     Trustee Not Responsible for Recitals or Issuance of Securities.......................43
SECTION 604.     May Hold Securities..................................................................43
SECTION 605.     Money Held in Trust..................................................................44
SECTION 606.     Compensation and Reimbursement.......................................................44
SECTION 607.     Conflicting Interests................................................................44
SECTION 608.     Corporate Trustee Required; Eligibility; Conflicting Interests.......................44
SECTION 609.     Resignation and Removal; Appointment of Successor....................................45
SECTION 610.     Acceptance of Appointment by Successor...............................................46
SECTION 611.     Merger, Conversion, Consolidation or Succession to Business..........................47
SECTION 612.     Appointment of Authenticating Agent..................................................48
SECTION 613.     Collection of Claims Against Company.................................................49
SECTION 614.     Provisions for Separate Trustees and Co-Trustees.....................................49

                                  ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.     Disclosure of Names and Addresses of Holders.........................................51
SECTION 702.     Reports by Trustee...................................................................51
SECTION 703.     Reports by Company...................................................................51

                                  ARTICLE EIGHT
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.     Company May Consolidate, Etc., Only on Certain Terms.................................52
SECTION 802.     Rights and Duties of Successor Corporation...........................................52

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
SECTION 803.     Securities to be Secured in Certain Events...........................................53

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

SECTION 901.     Supplemental Indentures Without Consent of Holders...................................53
SECTION 902.     Supplemental Indentures with Consent of Holders......................................55
SECTION 903.     Execution of Supplemental Indentures.................................................56
SECTION 904.     Effect of Supplemental Indentures....................................................56
SECTION 905.     Conformity with Trust Indenture Act..................................................56
SECTION 906.     Reference in Securities to Supplemental Indentures...................................56
SECTION 907.     Notice of Supplemental Indentures....................................................56

                                   ARTICLE TEN
                                    COVENANTS

SECTION 1001.    Payment of Principal, Premium and Interest...........................................57
SECTION 1002.    Maintenance of Office or Agency......................................................57
SECTION 1003.    Money for Security Payments to Be Held in Trust......................................57
SECTION 1004.    Statement as to Compliance...........................................................59
SECTION 1005.    Corporate Existence..................................................................59
SECTION 1006.    Limitations on Liens.................................................................59
SECTION 1007.    Limitations on Sale and Leaseback Transactions.......................................61
SECTION 1008.    Additional Amounts...................................................................62
SECTION 1009.    Waiver of Certain Covenants..........................................................63

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

SECTION 1101.    Applicability of Article.............................................................63
SECTION 1102.    Election to Redeem; Notice to Trustee................................................63
SECTION 1103.    Selection by Trustee of Securities to Be Redeemed....................................63
SECTION 1104.    Notice of Redemption.................................................................64
SECTION 1105.    Deposit of Redemption Price..........................................................65
SECTION 1106.    Securities Payable on Redemption Date................................................65
SECTION 1107.    Securities Redeemed in Part..........................................................66

                                 ARTICLE TWELVE
                                   CONVERSION

SECTION 1201.    Conversion...........................................................................66
SECTION 1202.    Conversion Procedure.................................................................66
SECTION 1203.    Taxes on Conversion..................................................................67
SECTION 1204.    Company Determination Final..........................................................67
SECTION 1205.    Trustee's and Conversion Agent's Disclaimer..........................................68
SECTION 1206.    Company to Provide Conversion Securities.............................................68
SECTION 1207.    Cash Settlement Option...............................................................68

                                ARTICLE THIRTEEN
                                  SINKING FUNDS

SECTION 1301.    Applicability of Article.............................................................69

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
SECTION 1302.    Satisfaction of Sinking Fund Payments with Securities................................69
SECTION 1303.    Redemption of Securities for Sinking Fund............................................70

                                ARTICLE FOURTEEN
                         REPAYMENT AT OPTION OF HOLDERS

SECTION 1401.    Applicability of Article.............................................................71
SECTION 1402.    Repayment of Securities..............................................................71
SECTION 1403.    Exercise of Option...................................................................71
SECTION 1404.    When Securities Presented for Repayment Become Due and Payable.......................72
SECTION 1405.    Securities Repaid in Part............................................................72

                                 ARTICLE FIFTEEN
                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 1501.    Company's Option to Effect Defeasance or Covenant Defeasance.........................72
SECTION 1502.    Defeasance and Discharge.............................................................73
SECTION 1503.    Covenant Defeasance..................................................................73
SECTION 1504.    Conditions to Defeasance or Covenant Defeasance......................................74
SECTION 1505.    Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous
                 Provisions...........................................................................75
SECTION 1506.    Reinstatement........................................................................76

                                 ARTICLE SIXTEEN
                           SUBORDINATION OF SECURITIES

SECTION 1601.    Agreement to Subordinate.............................................................76
SECTION 1602.    Distribution on Dissolution, Liquidation and Reorganization;
                 Subrogation of Securities............................................................76
SECTION 1603.    No Payment on Securities in Certain Circumstances....................................78
SECTION 1604.    Payments on Securities Permitted.....................................................79
SECTION 1605.    Authorization of Holders to Trustee to Effect Subordination..........................80
SECTION 1606.    Notices to Trustee...................................................................80
SECTION 1607.    Trustee as Holder of Senior Indebtedness.............................................80
SECTION 1608.    Modifications of Terms of Senior Indebtedness........................................81
SECTION 1609.    Reliance on Judicial Order or Certificate of Liquidating Agent.......................81

                INDENTURE, dated as of April __, 2003 between ONEOK, Inc., an Oklahoma corporation (herein called the "Company"), and SunTrust Bank, a Georgia banking corporation with trust powers, as trustee (herein called the "Trustee").

                RECITALS OF THE COMPANY

                The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated debt securities (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

                This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of a series thereof, as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                SECTION 101.   Definitions.

                For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper", as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

                (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States on the date hereof; and

                (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                Certain terms, used principally in Article Three, are defined in that Article.

                "Act", when used with respect to any Holder, has the meaning specified in Section 104.

                "Additional Amounts" has the meaning specified in Section 1008.

                "Additional Junior Indebtedness" means, without duplication and other than the Securities, any indebtedness, liabilities, guarantees or obligations of the Company, or any Subsidiary of the Company, under debt securities (or guarantees in respect of debt securities, preferred securities or trust securities) initially issued after the date of this Indenture to any trust, or a trustee of a trust, partnership or other entity which is an Affiliate of the Company that is, directly or indirectly, a finance Subsidiary (as such term is defined in Rule 3a-5 under the Investment Company Act of 1940) or other financing vehicle of the Company or any Subsidiary of the Company in connection with the issuance by that entity of preferred securities or other securities that are issued on a pari passu basis with the Securities.

                "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Attributable Debt" means, as to any particular lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining term thereof (excluding amounts required to be paid on account of maintenance and repairs, services, insurance, taxes, assessments, water rates and similar charges and contingent rents), discounted from the respective due dates thereof at the weighted average of the rates of interest (or Yield to Maturity, in the case of Original Issue Discount Securities) borne by the Securities then outstanding under the Indenture, compounded annually.

                "Authenticating Agent" means any Person appointed by the Trustee to act on behalf of the Trustee pursuant to Section 612 to authenticate Securities.

                "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

                "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

                "Board of Directors" means the Board of Directors of the Company or any duly authorized committee of such Board.

                "Board Resolution" means a copy of a resolution certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                "Book-Entry Security" has the meaning specified in Section 304.

                "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any Securities pursuant to Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

                "Capital Stock" means, with respect to any corporation, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

                "Clearstream" means Clearstream Banking, societe anonyme, or its successor.

                "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

                "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of TIA Sections 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

                "Company Request" or "Company Order" means a written request or order signed in the name of the Company (i) by its Chairman, Chief Executive Officer, its President or a Vice President and (ii) by its Treasurer, an Assistant Treasurer, its Corporate Secretary or an Assistant

Corporate Secretary and delivered to the Trustee; provided, however, that such written request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause
(ii) above.

                "Consolidated Net Tangible Assets" means (i) the total amount of assets (less applicable reserves and other properly deductible items) which under GAAP would be included on a consolidated balance sheet of the Company and its Subsidiaries after deducting therefrom (a) all current liabilities, provided, however, that there shall not be deducted billings recorded as revenues deferred pending the outcome of rate proceedings (less applicable income taxes thereon), if and to the extent the obligation to refund the same shall not have been finally determined, (b) appropriate allowance for minority interests in common stocks of Subsidiaries and (c) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, which in each case under GAAP would be included on such consolidated balance sheet, less (ii) the amount which would be so included on such consolidated balance sheet for investments (less applicable reserves) made in Subsidiaries.

                "Conversion Agent" means the office or agency where Securities may be presented for conversion.

                "Conversion Rate" means such number or amount of shares of Common Stock or other equity or debt securities of the Company for which $1,000 aggregate principal amount of Securities of any series is convertible, initially as stated in the Board Resolution authorizing the series and as adjusted pursuant to the terms of this Indenture and the relevant Board Resolution.

                "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office on the date of execution of this Indenture is located at 25 Park Place, 24th Floor, Atlanta, Georgia, 30303, Attention: Corporate Trust Department.

                "corporation" includes corporations, associations, partnerships, limited liability companies, companies and business trusts.

                "covenant defeasance" has the meaning specified in Section 1503 hereof.

                "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar officer under any Bankruptcy Law.

                "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                "Defaulted Interest" has the meaning specified in Section 308 hereof.

                "Default Notice" has the meaning specified in Section 1603 hereof.

                "defeasance" has the meaning specified in Section 1502 hereof.

                "Definitive Security" has the meaning specified in Section 304 hereof.

                "Depositary" has the meaning specified in Section 304.

                "Euroclear" means Euroclear Bank S.A./N.V., or its successor as operator of the Euroclear System.

                "Event of Default" has the meaning specified in Section 501.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                "Extension Notice" and "Extension Period" shall have the meanings specified in Section 309.

                "Final Maturity" has the meaning specified in Section 309.

                "Funded Indebtedness" as applied to any Person, means all Indebtedness of such Person maturing after, or renewable or extendable at the option of such Person beyond, 12 months from the date of determination.

                "generally accepted accounting principles" or "GAAP" has the meaning specified in Section 101(3).

                "Global Securities" means one or more Securities evidencing all or part of the Securities to be issued as Book-Entry Securities, issued to the Depositary in accordance with Section 301 and bearing the legend prescribed in
Section 204.

                "Government Obligations" means, unless otherwise specified with respect to any series of Securities pursuant to Section 301, securities which are (i) direct obligations of the United States government or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States government, the payment of which is unconditionally guaranteed by the United States government, which, in either case, are full faith and credit obligations of the United States government payable and are not callable or redeemable at the option of the issuer thereof and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest or principal of the Government Obligation evidenced by such depository receipt.

                "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation or (ii) an agreement, direct or indirect, contingent or otherwise, providing assurance of the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit. Notwithstanding anything herein to the contrary, a guarantee shall not include any agreement solely because such agreement creates a Lien on the assets of any Person. The amount of a guarantee shall be deemed to be the maximum amount of the obligation guaranteed for which the guarantor could be held liable under such guarantee.

                "Holder" means the Person in whose name a Security is registered in the Security Register.

                "incorporated provision" has the meaning specified in Section
107.

                "Indebtedness" means obligations for money borrowed, evidenced by notes, bonds, debentures or other similar evidences of indebtedness.

                "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such Person is Trustee established as contemplated by
Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

                "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

                "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity at the rate prescribed in such Original Issue Discount Security.

                "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of an installment of interest on such Securities.

                "Lien" means any lien, mortgage, pledge, encumbrance, charge or security interest securing Indebtedness; provided, however, that the following types of transactions will not be considered for purposes of this definition to result in a Lien: (i) any acquisition by the Company or any Restricted Subsidiary of any property or assets subject to any reservation or exception under the terms of which any vendor, lessor or assignor creates, reserves or excepts or has created, reserved or excepted an interest in oil, gas or any other mineral in place or the proceeds thereof, (ii) any conveyance or assignment whereby the Company or any Restricted Subsidiary conveys or assigns to any Person or Persons an interest in oil, gas or any other mineral in place or the proceeds thereof, (iii) any Lien upon any property or assets either owned or leased by the Company or any Restricted Subsidiary or in which the Company or any Restricted Subsidiary owns an interest that secures for the benefit of the Person or Persons paying the expenses of developing or conducting operations for the recovery, storage, transportation or sale of the mineral resources of such property or assets (or property or assets with which it is unitized) the payment to such Person or Persons of the Company's or the Restricted Subsidiary's proportionate part of such development or operating expenses or (iv) any hedging arrangements entered into in the ordinary course of business, including any obligation to deliver any mineral, commodity or asset in connection therewith.

                "mandatory sinking fund payment" shall have the meaning specified in Section 1301.

                "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided whether at the Stated Maturity, by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

                "Non-Recourse Indebtedness" means, at any time, Indebtedness incurred after the date of the Indenture by the Company or a Restricted Subsidiary in connection with the acquisition of property or assets by the Company or a Restricted Subsidiary or the financing of the construction of or improvements on property, whenever acquired, provided that, under the terms of such Indebtedness and pursuant to applicable law, the recourse at such time and thereafter of the lenders with respect to such Indebtedness is limited to the property or assets so acquired, or such construction or improvements, including Indebtedness as to which a performance or completion guarantee or similar undertaking was initially applicable to such Indebtedness or the related property or assets if such guarantee or similar undertaking has been satisfied and is no longer in effect.

                "Officers' Certificate" means a certificate signed by (i) the Chairman, Chief Executive Officer, the President, a Vice President or the Treasurer of the Company and (ii) the Corporate Secretary or an Assistant Corporate Secretary of the Company and delivered to the Trustee; provided, however, that such certificate may be signed by two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause
(ii) above.

                "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee. Each such opinion shall include the statements provided for in TIA Section 314(e) to the extent applicable.

                "Option to Elect Repayment" shall have the meaning specified in
Section 1403.

                "Optional Reset Date" shall have the meaning specified in
Section 308.

                "optional sinking fund payment" shall have the meaning specified in Section 1301.

                "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 502.

                "Original Stated Maturity" shall have the meaning specified in
Section 309.

                "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this, Indenture, except:

                (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                (ii) Securities, or portions thereof, for whose payment, purchase, redemption or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                (iii) Securities, except to the extent provided in Sections 1502 and 1503, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Fifteen; and

                (iv) Securities paid pursuant to Section 307 or Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that, in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, direction, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by TIA Section 313, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination or calculation and that shall be deemed to be Outstanding for such purpose shall be equal to the amount of principal thereof that would be (or shall have been declared to be) due and payable, at the time of such determination, upon a declaration of acceleration of the maturity thereof pursuant to Section 502, (ii) the principal amount of any Indexed Security that may be counted in making such determination or calculation and that shall be deemed outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided with respect to such Security pursuant to Section 301, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

                "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (or premium, if any) or interest, if any, on any Securities on behalf of the Company.

                "Payment Blockage Period" has the meaning specified in Section 1603 hereof.

                "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "Place of Payment" means, when used with respect to the Securities of or within any series, the place or places where the principal of (and premium, if any) and interest, if any, on such Securities are payable as specified as contemplated by Sections 301 and 1002.

                "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for a mutilated Security or in lieu of a destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                "Principal Property" means any property located in the United States, except any such property that in the opinion of the Board of Directors of the Company is not of material importance to the total business conducted by the Company and its consolidated Subsidiaries.

                "Redemption Date", when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

                "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of or within any series means the date specified for that purpose as contemplated by Section 301.

                "Repayment Date" means, when used with respect to any Security to be repaid at the option of the Holder, the date fixed for such repayment pursuant to this Indenture.

                "Repayment Price" means, when used with respect to any Security to be repaid at the option of the Holder, the price at which it is to be repaid pursuant to this Indenture.

                "Reset Notice" shall have the meaning specified in Section 308.

                "Responsible Officer", when used with respect to the Trustee, means any vice-president, assistant vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, in each case who are assigned by the Trustee to administer corporate trust matters at its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                "Restricted Securities" has the meaning specified in Section
1006.

                "Restricted Subsidiary" means any Subsidiary that owns or leases a Principal Property.

                "Sale and Leaseback Transaction" means any arrangement with any Person pursuant to which the Company or any Restricted Subsidiary leases any Principal Property that has been or is to be sold or transferred by the Company or the Restricted Subsidiary to such Person, other than (i) a lease for a term, including renewals at the option of the lessee, of not more than three years or classified as an operating lease under generally accepted accounting principles,
(ii) leases between the Company and a Restricted Subsidiary or between Restricted Subsidiaries, (iii) leases of a Principal Property executed by the time of, or within 12 months after the latest of, the acquisition, the completion of construction or improvement, or the commencement of commercial operation, of the Principal Property and (iv) the ground lease for ONEOK Plaza, 100 West Fifth Street, Tulsa, OK 74103.

                "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that if at any time there is more than one Person acting as Trustee under this Indenture, "Securities" with respect to the Indenture as to which such Person is Trustee shall have the meaning stated in the first recital of this Indenture and shall more particularly mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

                "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

                "Senior Indebtedness" means, with respect to the Company, (i) the principal, premium, if any, and interest (including interest, whether or not allowable, accruing after the filing of a petition initiating any proceeding under any state, federal or foreign bankruptcy law) in respect of (A) Indebtedness of the Company and obligations related thereto and (B) Indebtedness evidenced by securities, debentures, notes, bonds or other similar instruments issued by the Company; (ii) all capital lease, purchase money and similar obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement; (iv) all obligations of the Company for the reimbursement of any letter of credit, any banker's acceptance, any security purchase facility, any repurchase agreement or similar arrangement, any commercial paper, any interest rate swap, any other hedging arrangement, any obligation under options or any similar credit or other transaction; (v) all obligations for indemnification, contributions, earnouts, adjustments of purchase price or similar obligations; (vi) all obligations in respect of workers compensation claims, self-insurance, indemnities, bid performance, warranty release, appeal, surety and similar bonds; (vii) all obligations of the type referred to in clauses (i) through (vi) above of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; (viii) all obligations of the type referred to in clauses (i) through (vii) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company); (ix) any other indebtedness or obligations other than those which are specifically deemed not Senior Indebtedness pursuant to the next sentence; and (x) all renewals, extensions, modifications and refunding of obligations of the type referred to in clauses (i) through (ix) above, whether incurred on or prior to the date of this Indenture or thereafter incurred. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (1) any Additional Junior Indebtedness, (2) Securities issued pursuant to this Indenture and guarantees in respect of such Securities, (3) trade accounts payable of the Company arising in the ordinary course of business (such trade accounts payable being pari passu in right of payment to the Securities), or (4) obligations with respect to which in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are pari passu or junior in right of payment to the Securities. Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the subordination provisions set forth in this Indenture irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness.

                "Special Record Date" means a date fixed by the Trustee for the payment of any Defaulted Interest pursuant to Section 308.

                "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security representing such installment of principal or interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable, as such date may be extended pursuant to the provisions of Section 309.

                "Subsequent Interest Period" shall have the meaning specified in
Section 308.

                "Subsidiary" of the Company means (i) a corporation, of which a majority of the Capital Stock with voting power, under ordinary circumstances, to elect directors is owned, directly or indirectly, at the date of determination, by the Company, by one or more Subsidiaries or by the Company and one or more Subsidiaries or (ii) any other Person (other than a corporation) in which at the date of determination the Company, one or more Subsidiaries or the Company and one or more Subsidiaries, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

                "Trading Day" means each day on which the securities exchange or automated quotation system that is used to determine the Market Price (as defined in Section 1207) is open for trading or quotation.

                "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this Indenture was executed, except as provided in Section 905.

                "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder; provided, however, that if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean only the Trustee with respect to Securities of that series.

                "United States" means, unless otherwise specified with respect to any Securities pursuant to Section 301, the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                "United States person" means, unless otherwise specified with respect to any Securities pursuant to Section 301, an individual who is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

                "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                "Yield to Maturity" means the yield to maturity, computed at the time of issuance of a Security (or, if applicable, at the most recent redetermination of interest on such Security) and as set forth in such Security in accordance with generally accepted United States bond yield computation principles.

                SECTION 102.   Compliance Certificates and Opinions.

                Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                Every certificate or opinion (other than the certificates required by Section 1004) with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

                SECTION 103.   Form of Documents Delivered to Trustee.

                In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                SECTION 104.   Acts of Holders.

                (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Securities of all series or one or more series, as the case may be, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to TIA Section 315) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                (c) The ownership of Securities shall be proved by the Security Register.

                (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so.

                Notwithstanding TIA Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

                If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Securities then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                SECTION 105.   Notices, etc. to Trustee and Company.

                Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                (1) the Trustee by any Holder, an agent of any bank or the Company shall be sufficient for every purpose hereunder if made, given, furnished or delivered, in writing, to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department; or

                (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered, in writing, to the Company addressed to it at: 100 West Fifth Street, Tulsa, Oklahoma 74103, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

                SECTION 106.   Notice to Holders; Waiver.

                Where this Indenture provides for notice of any event to Holders of Securities by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders of Securities. Any notice mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

                In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders of Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice for every purpose hereunder.

                Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                SECTION 107. Conflict of any Provision of Indenture with Trust Indenture Act.

                If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Sections 310 to 318, inclusive, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such TIA Sections, such imposed duties or incorporated provision shall control.

If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

                SECTION 108.   Effect of Headings and Table of Contents.

                The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                SECTION 109.   Successors and Assigns.

                All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                SECTION 110.   Separability Clause.

                In case any provision in this Indenture or in any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                SECTION 111.   Benefits of Indenture.

                Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Securities Registrar, any Conversion Agent and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                SECTION 112.   Governing Law.

                This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

                SECTION 113.   Legal Holidays.

                In any case where any Interest Payment Date, Redemption Date, sinking fund payment date or Stated Maturity or Maturity of any Security or any date on which a Security may be converted shall not be a Business Day at any Place of Payment, or the place where the Conversion Agent is located in the case of a conversion of a Security (the "Place of Conversion"), then (notwithstanding any other provision of this Indenture or of any Security other than a provision in the Securities of any series which specifically states that such provision shall apply in lieu of this Section), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment on such date, or any such conversion need not take place at such Place of Conversion, but may be made on the next succeeding Business Day at such Place of Payment or such Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date or Redemption Date or sinking fund payment date, or at the Stated Maturity or Maturity or the conversion date; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, sinking fund payment date, Stated Maturity or Maturity, or conversion date as the case may be.

                SECTION 114.   No Recourse Against Others.

                A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability.

                                   ARTICLE TWO

                                 SECURITY FORMS

                SECTION 201.   Forms Generally.

                The Securities shall be in substantially the forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the forms of Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

                The Trustee's certificate of authentication on all Securities shall be in substantially the form set forth in this Article.

                The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

                SECTION 202.   Form of Trustee's Certificate of Authentication.

                Subject to Section 612, the Trustee's certificate of authentication shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                Dated:
                      ----------------------------

                This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                             SunTrust Bank, as Trustee

                                             By
                                                --------------------------------
                                                      Authorized Signatory

                SECTION 203.   Securities Issuable in Global Form.

                When Securities of or within a series are issued in global form, as specified as contemplated by Section 301, then any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate amount of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 305. Subject to the provisions of Section 303 and, if applicable, Section 305, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or Section 305 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

                The provisions of the last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 303.

                Notwithstanding the provisions of Section 308, unless otherwise specified as contemplated by Section 301, payment of principal of (and premium, if any) and interest, if any, on any Security in permanent global form shall be made to the Person or Persons specified therein.

                Notwithstanding the provisions of Section 310 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent Global Security the Holder of such permanent Global Security.

                SECTION 204.   Form of Legend for Book-Entry Securities.

                Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

                THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                                  ARTICLE THREE

                                 THE SECURITIES

                SECTION 301.   Amount Unlimited; Issuable in Series.

                The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Sixteen.

                The Securities may be issued in one or more series. There shall be established in one or more Board Resolutions or pursuant to authority granted by one or more Board Resolutions and, subject to Section 303, set forth in, or determined in the manner provided in, an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, any or all of the following, as applicable (each of which (except for the matters set forth in clauses (1), (2) and (9) below), if so provided, may be determined from time to time by the Company with respect to unissued Securities of the series and set forth in such Securities of the series when issued from time to time):

                (1) The title of the Securities of the series (which shall distinguish the Securities of the series from all other series of Securities);

                (2) The aggregate principal amount of the Securities of the series, the percentage of their principal amount at which the Securities of the series shall be issued and the date or dates on which the principal of the Securities of the series will be payable or the method by which such date or dates will be determined or extended;

                (3) The rate or rates (which may be fixed or variable) at which the Securities of the series shall bear interest, if any, and, if variable, the method by which such rate or rates shall be determined;

                (4) The date or dates from which any interest will accrue or the method by which such date or dates will be determined, the date or dates on which any interest will be payable (including the Regular Record Dates for such Interest Payment Dates) and the basis on which any interest will be calculated if other than on the basis of a 360-day year of twelve 30-day months;

                (5) The place or places, if any, other than or in addition to New York City, where the principal of (and premium, if any, on) and interest, if any, on the Securities of the series will be payable, where any Securities may be surrendered for registration of transfer, where the Securities of the series may be surrendered for exchange and where notices or demands to or upon the Company in respect of the Securities of the series may be served;

                (6) The period or periods within which, the price or prices at which, and the other terms and conditions upon which, the Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

                (7) The obligation, if any, of the Company to redeem, purchase or repay the Securities of the series, in whole or in part, pursuant to any sinking fund or analogous provision or at the option of a holder thereof, and the period or periods within which, the price or prices at which, and the other terms and conditions upon which, the Securities of the series will be so redeemed, purchased or repaid;

                (8) Whether the amount of payments of principal of (and premium, if any, on) and interest, if any, on the Securities of the series may be determined with reference to an index, formula or other method (which index, formula or method may, without limitation, be based on one or more commodities, equity indices or other indices) and the manner in which such amounts will be determined;

                (9) Any deletions from, modifications of or additions to the Events of Default or covenants of the Company or other provisions with respect to the Securities of the series (which Events of Default or covenants may or may not be consistent with the Events of Default or covenants set forth in the general provisions of this Indenture);

                (10) If other than the entire principal amount thereof, the portion of the principal amount of the Securities of the series that will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502 or the method by which such portion shall be determined;

                (11) Any provisions in modification of, in addition to or in lieu of any provisions Article Fifteen of this Indenture that shall be applicable to the Securities of the series;

                (12) Any provisions granting special rights to the Holders of the Securities of the series upon the occurrence of such events as may be specified;

                (13) If other than the Trustee, the designation of any Paying Agent, Security Registrar or Conversion Agent for the Securities of the series, and the designation of any transfer or other agents or depositories for the Securities of the series;

                (14) Whether the Securities of the series shall be issuable initially in temporary global form, whether any the Securities of the series Security is to be issuable in permanent global form (a "Global Security") and, if so, whether beneficial owners of interests in any Global Security may exchange such interests for Securities of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in the Indenture, and, if the Securities are to be issuable as a Global Security, the identity of the depository for the Securities of the series;

                (15) The person to whom any interest on any Security will be payable, if other than the person in whose name the Securities of the series Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest or the manner in which, any interest payable on a temporary Security issued in global form will be paid (if other than as described in Section 304);

                (16) The denomination or denominations in which the Securities of the series shall be issuable, if other than $1,000 or any integral multiple thereof;

                (17) Whether and under what circumstances the Company will pay Additional Amounts, as contemplated by Section 1008 of this Indenture, on the Securities of the series to any Holder who is not a United States person (including any modification of the definition of such term as contained in this Indenture) in respect of any tax, assessment or governmental charge and, if so, whether the Company shall have the option to redeem the Securities of the series rather than pay such Additional Amounts (and the terms of any such option);

                (18) Whether and upon what terms the Securities will be convertible into or exchangeable for Common Stock or other equity or debt securities, which may include the terms provided in Article Twelve;

                (19) Provisions not inconsistent with the provisions of this Indenture providing for the terms of any Original Issue Discount Security; and

                (20) Any other terms, conditions, rights and preferences (or limitations on such rights and preferences) of the Securities of the series not inconsistent with the provisions of this Indenture.

                All Securities of any one series shall be substantially identical except as may otherwise be provided in or pursuant to such Board Resolution (subject to Section 303) and set forth in such Officers' Certificate or in any such indenture supplemental hereto. Not all

Securities of any one series need be issued at the same time, and, unless otherwise provided, a series may be reopened for issuances of additional Securities of such series.

                If any of the terms of the series are established by action taken pursuant to one or more Board Resolutions, such Board Resolutions shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

                SECTION 302.   Denominations.

                The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions, the Securities of such series, other than Securities issued in global form (which may be of any denomination), shall be issuable in denominations of $1,000 and any integral multiple thereof.

                SECTION 303.   Execution, Authentication, Delivery and Dating.

                The Securities shall be executed on behalf of the Company by any one of the following: its Chairman, Chief Executive Officer, its President or one of its Vice Presidents, and attested by one of its Vice Presidents or its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities. If not all the Securities of any series are to be issued at one time and if the Board Resolution or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and determining terms of particular Securities of such series such as interest rate, stated maturity, date of issuance and date from which interest shall accrue.

                In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to TIA Sections 315(a) through 315(d)) shall be fully protected in relying upon, an Opinion of Counsel stating:

                (1) that the form or forms of such Securities have been established in conformity with the provisions of this Indenture;

                (2) that the terms of such Securities have been established in conformity with the provisions of this Indenture;

                (3) that such Securities, when completed by appropriate insertions and executed and delivered by the Company to the Trustee for authentication in accordance with this Indenture, authenticated and made available for delivery by the Trustee in accordance with this Indenture and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equitable principles;

                (4) that all laws and requirements in respect of the execution and delivery by the Company of such Securities, and of the supplemental indentures, if any, have been complied with and that authentication and delivery of such Securities and the execution and delivery of the supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture;

                (5) that the Company has the corporate power to issue such Securities, and has duly taken all necessary corporate action with respect to such issuance; and

                (6) that the issuance of such Securities will not contravene the articles of incorporation or bylaws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such Counsel by which the Company is bound.

                Notwithstanding the provisions of Section 301 and of the preceding two paragraphs, if not all the Securities of any series are to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to the preceding two paragraphs prior to or at the time of issuance of each Security, but such documents shall be delivered prior to or at the time of issuance of the first Security of such series.

                The Trustee shall not be required to authenticate and make available for delivery any such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties, protections, privileges, indemnities or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                Each Security shall be dated the date of its authentication. No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 311 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                SECTION 304.   Book-Entry Securities.

                (a) The Securities of a series may be issuable in whole or in part in the form of one or more Global Securities ("Book-Entry Securities") deposited with, or on behalf of, a Depositary (the "Depositary"). In the case of Book-Entry Securities, one or more Global Securities will be issued in a denomination or aggregate denomination equal to the portion of the aggregate principal amount of Outstanding Securities of the series to be represented by such Global Security or Global Securities. Unless otherwise provided as contemplated by Section 301, the additional provisions set forth in this Section 304 shall apply to Book-Entry Securities.

                (b) Book-Entry Securities will be deposited with, or on behalf of, the Depositary, and registered in the name of the Depositary's nominee, for credit to the respective accounts of institutions that have accounts with the Depositary or its nominee ("Participants"); provided that Book-Entry Securities purchased by persons outside the United States may be credited to or through accounts maintained at the Depositary by or on behalf of Euroclear or Clearstream. The accounts to be credited will be designated by the underwriters or agents of such Securities or, if such Securities are offered and sold directly by the Company, by the Company. Ownership of beneficial interests in Book-Entry Securities will be limited to Persons that may hold interests through Participants and will be shown on records maintained by the Depositary or its nominee for such Book-Entry Security.

                Participants shall have no rights under this Indenture or any indenture supplemental hereto with respect to any Book-Entry Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Book-Entry Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Book-Entry Security for all purposes whatsoever. Notwithstanding the foregoing, nothing in this Indenture or any such indenture supplemental shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Participants, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

                (c) Transfers of Book-Entry Securities shall be limited to transfers in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in Book-Entry Securities may be transferred or exchanged for Securities in fully registered, certificated form ("Definitive Securities") only if (i) the Depositary notifies the Trustee in writing that the Depositary is no longer willing or able to continue as depositary and a qualified successor depository is not appointed by the Company within 90 days following such notice, (ii) the Company, at any time and in its sole discretion, determines not to have any Securities of one or more series represented by Global Securities or (iii) after the occurrence of an Event of Default with respect to such Securities, (A) the Trustee determines to have Definitive Securities issued to all holders of such Securities or (B) a holder of such Securities notifies the

Trustee in writing that it wishes to receive a Definitive Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery of Definitive Securities equal in principal amount to such beneficial interest and registered in its name.

                (d) In connection with any transfer or exchange of a portion of the beneficial interest in any Book-Entry Security to beneficial owners pursuant to paragraph (c) above, the Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Book-Entry Security in an amount equal to the principal amount of the beneficial interest in the Book-Entry Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Securities of like tenor and principal amount of authorized denominations.

                (e) In connection with the transfer of Book-Entry Securities as an entirety to beneficial owners pursuant to paragraph (c) above, the Book-Entry Securities shall be deemed to be surrendered to the Trustee for cancellation and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Book-Entry Securities, an equal aggregate principal amount of Definitive Securities of like tenor of authorized denominations.

                (f) The Holder of any Book-Entry Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which a Holder is entitled to take under the applicable Indenture or the Securities.

                SECTION 305.   Temporary Securities.

                Pending the preparation of Definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are typewritten, printed, lithographed, engraved or otherwise produced by any combination of these methods, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued, in registered form and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Such temporary Securities may be in global form.

                If temporary Securities of any series are issued, the Company will cause Definitive Securities of that series to be prepared without unreasonable delay. After the preparation of Definitive Securities of such series, the temporary Securities of such series shall be exchangeable for Definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Securities of the same series of authorized denominations.

                Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of such series.

                Until exchanged in full as hereinabove provided, the temporary Securities of any series, including temporary Global Securities (whether or not issued as Book-Entry Securities as provided in Section 304), shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities of the same series and of like tenor authenticated and delivered hereunder.

                SECTION 306.   Registration, Registration of Transfer and
Exchange.

                The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Securities (the registers maintained in such office of the Trustee and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities.

                The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                Except as otherwise described in this Article Three, upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, in each case, of any authorized denominations and of a like aggregate principal amount.

                At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp, similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 305, 906, 1107 or 1405 not involving any transfer.

                The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the selection for redemption of Securities of that series under Section 1103 or 1303 and ending at the close of business on the day of the mailing of the relevant notice of redemption, or
(ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to issue, register the transfer of or exchange any Security which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Security not to be so repaid.

                SECTION 307.   Mutilated, Destroyed, Lost and Stolen Securities.

                If any mutilated Security is surrendered to the Trustee together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them and any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, or, in case any such mutilated Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                If there shall be delivered to the Company and to the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                Every new Security of any series, if any, issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                The provisions of this Section 307 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                SECTION 308. Payment of Interest; Interest Rights Preserved; Optional Interest Reset.

                (a) Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest, if any, on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest, if any, on any Security may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 310, to the address of such Person as it appears on the Security Register or (ii) wire transfer to an account located in the United States maintained by the payee.

                Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Securities of such series (such defaulted interest and, if applicable, interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in Subsection (1) or (2) below:

                (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money (except as otherwise specified pursuant to Section 301 for the Securities of such series) equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in
        Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Subsection (2).

                (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                (b) The provisions of this Section 308(b) may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such
Section 301).

                The interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) on any Security of such series may be reset by the Company on the date or dates specified on the face of such Security (each an "Optional Reset Date"). The Company may exercise such option with respect to such Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to an Optional Reset Date for such Note, which such notice shall contain such information as may be required by the Trustee to transmit the Reset Notice as hereinafter defined). Not later than 40 days prior to each Optional Reset Date, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of any such Security a notice (the "Reset Notice") indicating whether the Company has elected to reset the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable), and if so (i) such new interest rate (or such new spread or spread multiplier, if applicable) and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or if there is no such next Optional Reset Date, to the Stated Maturity Date of such Security (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during the Subsequent Interest Period.

                Notwithstanding the foregoing, not later than 20 days prior to the Optional Reset Date, the Company may, at its option, revoke the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) provided for in the Reset Notice and establish an interest rate (or a spread or spread multiplier used to calculate such interest rate, if applicable) that is higher than the interest rate (or the spread or spread multiplier, if applicable) provided for in the Reset Notice, for the Subsequent Interest Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate (or such higher spread or spread multiplier, if applicable) to the Holder of such Security. Such notice shall be irrevocable. All Securities with respect to which the interest rate (or the spread or spread multiplier used to calculate such interest rate, if applicable) is reset on an Optional Reset Date, and with respect to which the Holders of such Securities have not tendered such Securities for repayment (or have validly revoked any such tender) pursuant to the next succeeding paragraph, will bear such higher interest rate (or such higher spread or spread multiplier, if applicable).

                The Holder of any such Security will have the option to elect repayment by the Company of the principal of such Security on each Optional Reset Date at a price equal to the principal amount thereof plus interest accrued to such Optional Reset Date. In order to obtain repayment on an Optional Reset Date, the Holder must follow the procedures set forth in Article Fourteen for repayment at the option of Holders except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to such Optional Reset Date and except that, if the Holder has tendered any Security for repayment pursuant to the Reset Notice, the Holder may, by written notice to the Trustee, revoke such tender or repayment until the close of business on the tenth day before such Optional Reset Date.

                Subject to the foregoing provisions of this Section and Section 306, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                SECTION 309.   Optional Extension of Stated Maturity.

                The provisions of this Section 309 may be made applicable to any series of Securities pursuant to Section 301 (with such modifications, additions or substitutions as may be specified pursuant to such Section 301). The Stated Maturity of any Security of such series may be extended at the option of the Company for the period or periods specified on the face of such Security (each an "Extension Period") up to but not beyond the date (the "Final Maturity") set forth on the face of such Security. The Company may exercise such option with respect to any Security by notifying the Trustee of such exercise at least 50 but not more than 60 days prior to the Stated Maturity of such Security in effect prior to the exercise of such option (the "Original Stated Maturity"). If the Company exercises such option, the Trustee shall transmit, in the manner provided for in Section 106, to the Holder of such Security not later than 40 days prior to the Original Stated Maturity a notice (the "Extension Notice") indicating (i) the election of the Company to extend the Stated Maturity, (ii) the new Stated Maturity, (iii) the interest rate, if any, applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period. Upon the Trustee's transmittal of the Extension Notice, the Stated Maturity of such Security shall be extended automatically and, except as modified by the Extension Notice and as described in the next paragraph, such Security will have the same terms as prior to the transmittal of such Extension Notice.

                Notwithstanding the foregoing, not later than 20 days before the Original Stated Maturity of such Security, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to transmit, in the manner provided for in Section 106, notice of such higher interest rate to the Holder of such Security. Such notice shall be irrevocable.

                All Securities with respect to which the Stated Maturity is extended will bear such higher interest rate.

                If the Company extends the Maturity of any Security, the Holder will have the option to elect repayment of such Security by the Company on the Original Stated Maturity at a price equal to the principal amount thereof, plus interest accrued to such date. In order to obtain repayment on the Original Stated Maturity once the Company has extended the Maturity thereof, the Holder must follow the procedures set forth in Article Fourteen for repayment at the option of Holders, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 days prior to the Original Stated Maturity and except that, if the Holder has tendered any Security for repayment pursuant to an Extension Notice, the Holder may by written notice to the Trustee revoke such tender for repayment until the close of business on the tenth day before the Original Stated Maturity.

                SECTION 310.   Persons Deemed Owners.

                Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 306 and 308) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

                None of the Company, the Trustee, any Paying Agent, the Security Registrar or any Conversion Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security.

                SECTION 311.   Cancellation.

                All Securities surrendered for payment, redemption, repayment at the option of the Holder, registration of transfer, conversion or exchange or for credit against any current or future sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures, unless by Company Order the Company shall direct that cancelled Securities be returned to it.

                SECTION 312.   Computation of Interest.

                Except as otherwise specified as contemplated by Section 301 with respect to any Securities, interest, if any, on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                SECTION 313.   CUSIP Numbers.

                The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers, and, if so, the Trustee shall use such "CUSIP" numbers in addition to serial numbers in any notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such notice shall not be affected by any defect in or omission of such "CUSIP" numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

                SECTION 401.   Satisfaction and Discharge of Indenture.

                This Indenture shall, upon Company Request, cease to be of further effect with respect to any series of Securities specified in such Company Request (except as to any surviving rights of registration of transfer or exchange of Securities of such series expressly provided for herein or pursuant hereto) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when

                (1)     either

                        (A) all Securities of such series theretofore authenticated and delivered have been delivered to the Trustee for cancellation; or (B) all Securities of such series not theretofore delivered to the Trustee for cancellation

                                (i)     have become due and payable, or

                                (ii)    will become due and payable at their
                        Stated Maturity within one year, or

                                (iii)   if redeemable at the option of the
                        Company, are to be called for redemption within one year under arrangements satisfactory to the

                        Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company, or has made arrangements for any such payment satisfactory to the payee; and

                (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606, the obligations of the Trustee to any Authenticating Agent under Section 612 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Subsection (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

                SECTION 402.   Application of Trust Money.

                Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

                SECTION 501.   Events of Default.

                "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events:

                (1) default in the payment of any installment of interest upon any Security of such series when it becomes due and payable, continued for 30 days; or

                (2) default in the payment of the principal of (or premium, if any, on) any Security of such series at its Maturity; or

                (3) failure on the part of the Company to observe or perform any other covenant or agreement contained in this Indenture (other than a covenant or agreement included in this Indenture solely for the benefit of less than all series of Securities or a covenant the default in the performance of which would be covered by clause (7) below) for 60 days after written notice of such failure, requiring the Company to remedy the same, has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of outstanding Securities of such series; or

                (4) default under any indenture or instrument under which the Company or any Restricted Subsidiary has at the time outstanding indebtedness for borrowed money or guarantees thereof in any individual instance in excess of [$15,000,000] and, if not already matured in accordance with its terms, such indebtedness has been accelerated and such acceleration is not rescinded or annulled within 30 days after notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of outstanding Securities of such series; provided that, if, prior to the entry of judgment in favor of the Trustee for payment of the Indenture Securities of such series, the default under such indenture or instrument has been remedied or cured by the Company or such Restricted Subsidiary, or waived by the holders of such indebtedness, then the Event of Default under the Indenture will be deemed likewise to have been remedied, cured or waived; or

                (5) the entry of a decree or order by court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                (6) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company to the institution of bankruptcy or insolvency proceedings against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under the Bankruptcy Code or any other applicable federal or state law, or the consent by the Company to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of the property of the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due; or

                (7) any other Event of Default provided for the benefit of Securities of such series.

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

                SECTION 502.   Acceleration of Maturity; Rescission and
Annulment.

                If any Event of Default described in Section 501 with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series and all accrued interest thereon to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified portion thereof) shall become immediately due and payable.

                At any time after such a declaration of acceleration with respect to Securities of any series (or of all series, as the case may be) has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series (or of all series, as the case may be), by written notice to the Company, and the Trustee, may rescind and annul such declaration and its consequences if:

                (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (except as otherwise specified pursuant to Section 301 for the Securities of such series) the following:

                (1) all overdue interest, if any, on all Outstanding Securities of that series (or of all series, as the case may be),

                (2) all unpaid principal of (and premium, if any, on) any Outstanding Securities of that series (or of all series, as the case may be) which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal (and premium, if any) at the rate or rates prescribed therefor in such Securities,

                (3) interest upon such overdue interest at the rate or rates prescribed therefor in such Securities, and

                (4) all sums paid or advanced by the Trustee for such series hereunder and reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel; and

                (b) all Events of Default with respect to Securities of that series (or of all series, as the case may be), other than the non-payment of principal of (or premium, if any, on) or interest, if any, on Securities of that series (or of all series, as the case may be) which have become due solely by such declaration of acceleration, have been cured or waived as provided in
Section 513.

                No such rescission shall affect any subsequent default or impair any right consequent thereon.

                SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

                The Company covenants that if

                (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

then the Company will, upon demand of the Trustee, pay to it for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, if any, and interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged, or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                If an Event of Default with respect to Securities of any series (or of all series, as the case may be) occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series (or of all series, as the case may be) under this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights.

                SECTION 504.   Trustee May File Proofs of Claim.

                In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                (i) to file and prove a claim for the whole amount of principal (and premium, if any), or such portion of the principal amount of any series of Original Issue Discount Securities or Indexed Securities as may be specified in the terms of such series, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

                Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any proposal, plan of reorganization, arrangement, adjustment or composition or other similar arrangement affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

                All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                SECTION 506.   Application of Money Collected.

                Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                First: To the payment of all amounts due the Trustee under
        Section 606;

                Second: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

                Third: The balance, if any, to the Company.

                SECTION 507.   Limitation on Suits.

                No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of an Event of Default described in Section 501 in its own name as Trustee hereunder,

                (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of the same series, in respect of any Event of Default described in Section 501, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Securities of the same series, in respect of such Event of Default.

                SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest.

                Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest, if any, on, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

                SECTION 509.   Restoration of Rights and Remedies.

                If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any

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

reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                SECTION 510.   Rights and Remedies Cumulative.

                Except as otherwise provided in Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                SECTION 511.   Delay or Omission Not Waiver.

                No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                SECTION 512.   Control by Holders.

                With respect to the Securities of any series, the Holders of not less than a majority in principal amount of the Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, related to or arising under Section 501, provided that in each case (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability, and (2) subject to the provisions of the TIA Section 315, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                SECTION 513.   Waiver of Past Defaults.

                Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past Default or Event of Default in Section 501 and its consequences, except a Default or Event of Default, (1) in respect of the payment of the principal of (or premium, if any) or interest, if any, on any Security, or (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                SECTION 514.   Undertaking for Costs.

                All parties to this Indenture agree, and each Holder of Securities of any series by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on Securities of any series on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date); provided that neither this Section 514 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

                SECTION 515.   Waiver of Stay or Extension Laws.

                The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

                SECTION 601.   Notice of Defaults.

                Within 90 days after the occurrence of any Default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series or in the payment of any sinking fund installment with respect to

Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided further that in the case of any default or breach of the character specified in Section 501(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                SECTION 602.   Certain Rights of Trustee.

                Subject to the provisions of TIA Sections 315(a) through 315(d) which are by this reference hereby incorporated herein:

                (1) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                (8) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                (9) The Trustee is not required to give any bond or surety with respect to the performance of its duties or the exercise of its powers under this Indenture.

                (10) The Trustee's rights, powers, indemnities, immunities and protections from liability and its rights to compensation and indemnification in connection with the performance of its duties under this Indenture shall extend to (1) the Trustee, whether serving in any other capacity hereunder, including without limitation, in the capacity of Paying Agent, Securities Registrar, Conversion Agent or Authenticating Agent, and (2) the Trustee's officers, directors, agents, employees and counsel who shall be deemed third party beneficiaries hereunder. Such immunities and protections and rights to indemnification, together with the Trustee's right to compensation, shall survive the Trustee's resignation or removal, the discharge of this Indenture and final payment of the Securities.

                (11) The Trustee shall have no responsibility for any information in any offering document or other disclosure material distributed with respect to any series of Securities, and the Trustee shall have no responsibility for compliance with any state or federal securities laws in connection with the Securities, other than the filing of any documents required to be filed by an indenture trustee pursuant to the Trust Indenture Act.

                (12) Notwithstanding anything else herein contained, whenever any provision of this Indenture indicates that any confirmation of a condition or event is qualified by the words "to the knowledge of the Trustee" or "known to the Trustee" or "of which the Trustee actually knows" or other words of similar meaning, said words shall mean and refer to the current awareness of one or more Responsible Officers of the Trustee who are located at its Corporate Trust Office or who are otherwise responsible for administering the trusts created under this Indenture.

                (13) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder, except during any period while it is serving as Paying Agent for a Security with respect to which a default in any of the payments to the Trustee required to be made by paragraph (1) or (2) of Section 501 hereof has occurred, unless a Responsible Officer of the Trustee shall be specifically notified in writing of such default by the Company or the holders of at least 25% in principal amount of the Outstanding

        Securities affected by such default, and in the absence of such notice so delivered, the Trustee may conclusively assume there is no default except as aforesaid.

                (14) All money received by the Trustee shall, until used or applied or invested as herein provided, be held in trust for the purposes for which it was received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law or by this Indenture. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                (15) The Trustee assumes no responsibility for the correctness of the recitals contained in this Indenture and in the Securities, except the certificate of authentication on the Securities. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or the proceeds thereof or of any money paid to or upon the order of the Company under any provision of this Indenture.

                (16) Notwithstanding anything herein or in any of the Securities to the contrary, any notice to the Trustee which is permitted or required to be given pursuant to this Indenture or the Securities shall not be effective unless and until given in writing to a Responsible Officer located at the Corporate Trust Office.

                SECTION 603. Trustee Not Responsible for Recitals or Issuance of Securities.

                The recitals contained herein and in the Securities, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements to be made by it in a Statement of Eligibility on Form T-l supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

                SECTION 604.   May Hold Securities.

                The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, any Conversion Agent or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, Conversion Agent or such other agent.

                SECTION 605.   Money Held in Trust.

                Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                SECTION 606.   Compensation and Reimbursement.

                The Company agrees:

                (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the negligence, willful misconduct or bad faith of the Trustee as judicially determined; and

                (3) to indemnify each of Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence, willful misconduct or bad faith as judicially determined, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                As security for the performance of the obligations of the Company under this Section 606, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on particular Securities.

                The provisions of this Section shall survive the termination of this Indenture.

                SECTION 607. Conflicting Interests. The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

                SECTION 608. Corporate Trustee Required; Eligibility; Conflicting Interests.

                There shall at all times be a Trustee hereunder qualified or to be qualified under TIA Section 3l0(a)(l) and (5) and which, to the extent there is such an institution eligible and willing to serve, shall have a combined capital and surplus of at least $50,000,000. If such Trustee files reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 608, the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so filed. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 608, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                SECTION 609.   Resignation and Removal; Appointment of
Successor.

                (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 610.

                (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may, at the expense of the Company, petition a court of competent jurisdiction for the appointment of a successor Trustee.

                (d)     If at any time:

                (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                (2) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to TIA Section 315(e), the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

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

                (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 610, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                (f) The Company shall give notice of each resignation and each removal of Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to the Holders of Securities of such series in the manner provided for in
Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                SECTION 610.   Acceptance of Appointment by Successor.

                (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, however, that the retiring Trustee shall continue to be entitled to the benefit of
Section 606; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all amounts payable to it pursuant to
Section 606, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Whenever there is a successor Trustee with respect to one or more (but less than all) series of securities issued pursuant to this Indenture, the terms "Indenture" and "Securities" shall have the meanings specified in the provisos to the respective definitions of those terms in Section 101 which contemplate such situation.

                (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                SECTION 611. Merger, Conversion, Consolidation or Succession to Business.

                Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                In case any of the Securities shall not have been authenticated by such predecessor Trustee, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                SECTION 612.   Appointment of Authenticating Agent.

                At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series and the Trustee shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 106. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an authorized signatory of an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation files reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so filed. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

                Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, in the manner provided for in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section. If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                Dated:______________________________

                This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                          SunTrust Bank, as Trustee


                                          By
                                            ------------------------------------
                                            as Authenticating Agent

                                          By
                                            ------------------------------------
                                            Authorized Signatory

                SECTION 613.   Collection of Claims Against Company.

                If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                SECTION 614.   Provisions for Separate Trustees and Co-Trustees.

                At any time or times, for the purpose of conforming to any legal requirements, restrictions or conditions in any State or jurisdiction in which any part of any mortgaged and pledged property then subject to this Indenture may be located, or in which any obligor or guarantor under the Securities or any series thereof is located, the Company and the Trustee shall have power to appoint, and, upon the request of the Trustee, the Company shall for such purpose join with the Trustee in the execution, delivery and performance of, all instruments and agreements necessary or proper to appoint another corporation or one or more persons approved by the Trustee, either to act as separate trustee or trustees, or co-trustee or co-trustees jointly with the Trustee, with respect to this Indenture and any of the property subject to the lien hereof. In the event that the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have power to make such appointment.

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                Every separate trustee, every co-trustee and every successor trustee, other than any trustee which may be appointed as successor shall, to the extent permitted by law, but to such extent only, be appointed subject to the following provisions and conditions, namely:

                (1) The rights, powers, duties and obligations conferred or imposed upon trustees hereunder or any of them shall be conferred or imposed upon and exercised or performed by the Trustee or the Trustees and such separate trustee or separate trustees or co-trustee or co-trustees jointly, as shall be provided in the supplemental indenture appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees.

                (2) The Securities issued hereunder shall be authenticated and delivered, and all powers, duties, obligations and rights, conferred upon the Trustee in respect of the custody of the Securities and of all cash and investments pledged or deposited hereunder, shall be exercised solely by the Trustee or its successor in the trust hereunder.

                (3) The Company and the Trustee, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any separate trustee or co-trustee appointed under this Section or otherwise, and, upon the request of the Trustee, the Company shall, for such purpose, join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation or removal. In the event that the Company shall not have joined in such action within 15 days after the receipt by it of a request so to do, the Trustee alone shall have power to accept such resignation or to remove any such separate trustee or co-trustee. A successor to a separate trustee or co-trustee so resigned or removed may be appointed in the manner provided in this Section.

                (4) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

                Any notice, request or other writing, by or on behalf of the holders of the Securities delivered to the Trustee, or its successor in the trust hereunder, shall be deemed to have been delivered to all of the then trustees or co-trustees as effectually as if delivered to each of them. Every instrument appointing any trustee or trustees other than a successor to the Trustee shall refer to this Indenture and the conditions in this Article expressed, and upon the acceptance in writing by such trustee or trustees or co-trustee or co-trustees, he, they or it shall be vested with the estates or property specified in such instrument, either jointly with the Trustee or its successor, or separately, as may be provided therein, subject to all the trusts, conditions and provisions of this Indenture; and every such instrument shall be filed with the Trustee or its successor in the trust hereunder. Any separate trustee or trustees, or any co-trustee or co-trustees, may at any time by an instrument in writing constitute the Trustee or its successor in the trust hereunder his, their or its agent or attorney-in-fact, with full power and authority, to the extent which may be permitted by law, to do all acts and things and exercise all discretion authorized or permitted by him, them or it, for and on behalf of him, them or it, and in his, their or its name. In case any separate trustee or trustees or co-trustee or co-trustees, or a successor to any of them, shall die, become incapable of acting, resign or be removed, all the estates, property, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee or its successor in the trust hereunder, without the appointment of a new trustee as successor to such separate trustee or co-trustee.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                SECTION 701.   Disclosure of Names and Addresses of Holders.

                Every Holder of Securities by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312.

                SECTION 702.   Reports by Trustee.

                If required to do so under the TIA, within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit to the Holders of Securities, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

                SECTION 703.   Reports by Company.

                The Company shall:

                (1) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions

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

        and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to Subsections (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                               ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                SECTION 801.   Company May Consolidate, Etc., Only on Certain
Terms.

                The Company shall not consolidate with or merge into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person, unless: (1) Immediately after giving effect to such transaction, no Event of Default (or event that with notice or lapse of time, or both, would become an Event of Default) shall have happened and be continuing; (2) The corporation or other entity formed by such consolidation or into which the Company is merged, or the Person to which such properties and assets will have been conveyed, transferred or leased, assumes the Company's obligation as to the due and punctual payment of the principal of (and premium, if any, on) and interest, if any, on all the Securities and the performance and observance of every covenant to be performed by the Company under the Indenture, and will be organized under the laws of the United States, one of the states thereof or the District of Columbia; and (3) The Company has delivered to the Trustee an Officers' Certificate and Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                This Section shall only apply to a merger or consolidation in which the Company is not the surviving corporation and to conveyances, leases and transfers by the Company as transferor or lessor.

                SECTION 802.   Rights and Duties of Successor Corporation.

                In case of any such consolidation, merger, conveyance or transfer to which Section 801 applies and upon any such assumption by the successor corporation or Person, such successor corporation or Person shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company and the predecessor corporation shall be relieved of any further obligation under this Indenture. Such successor corporation or Person thereupon may cause to be signed, and may issue either in its own name or in the name of the Company any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation or Person, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any

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

Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation or Person thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof. As used in this Section, "successor corporation or Person" means the corporation formed by such consolidation or into which the Company is merged, or the Person which acquires by conveyance, transfer or lease the properties and assets of the Company substantially as an entirety, as the case may be, in each case as provided in Section 801.

                SECTION 803.   Securities to be Secured in Certain Events.

                If, upon any such consolidation of the Company with, or merger of the Company into, any other corporation, or upon any conveyance, transfer or lease of the property of the Company substantially as the entirety to any other Person, any Principal Property of the Company or any Restricted Securities owned immediately prior thereto, would become or be subject to any Lien, then unless such Lien could be created pursuant to Section 1006 without equally and ratably securing the Securities, the Company prior to or simultaneously with such transaction will, as to such Principal Property or Restricted Securities, secure the Securities Outstanding hereunder (together with, if the Company shall so determine, any other Indebtedness of the Company now existing or hereafter created which is not subordinate to the Securities) equally and ratably with (or prior to) the Indebtedness which upon such consolidation, merger, conveyance, transfer or lease is to become secured as to such Principal Property or Restricted Securities by such Lien, or will cause such Securities to be so secured; provided that for the purpose of providing such equal and ratable security the principal amount of Original Issue Discount Securities and Indexed Securities shall mean that amount which, at the time of making such provision of such equal and ratable security, would be due and payable pursuant to Section 502 and the terms of such Original Issue Discount Securities and Indexed Securities upon a declaration of acceleration of the Maturity thereof, and the extent of such equal and ratable security shall be adjusted, to the extent permitted by law, as and when said amount changes over time pursuant to the terms of such Original Issue Discount Securities and Indexed Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

                SECTION 901.   Supplemental Indentures Without Consent of
Holders.

                Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

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

                (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are being included solely for the benefit of such series) or to surrender any right or power herein or in the Securities conferred upon the Company; or

                (3) to add any additional Events of Default (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are being included solely for the benefit of such series); or

                (4) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

                (5)     to secure the Securities pursuant to the requirements of
        Section 803 or 1006 or otherwise; or

                (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

                (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee or co-trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610(b) or Section 614; or

                (8) to close this Indenture with respect to the authentication and delivery of additional series of Securities; or

                (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders of Securities of any series; or

                (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Sections 401, 1502 and 1503; provided that any such action shall not adversely affect the interests of the Holders of Securities of such series or any other series of Securities; or

                (11) to make any other change that does not adversely affect the rights of any Holder.

                SECTION 902.   Supplemental Indentures with Consent of Holders.

                With the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities affected by such supplemental indenture, by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture amendment or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby:

                (1) change the Stated Maturity of the principal of (or premium, if any) or any installment of interest on any Security, or reduce the principal amount thereof (or premium, if any) or the rate of interest, if any, thereon, or change any obligation of the Company to pay Additional Amounts as contemplated by Section 1008 (except as contemplated by Section 801(2) and permitted by Section 901(1)), or reduce the amount of the principal of an Indexed Security or an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or adversely affect any right of repayment at the option of any Holder of any Security, or change any Place of Payment where, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or Repayment Date, as the case may be), or adversely affect any right to convert or exchange any Security as may be provided pursuant to Section 301 herein, or

                (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                (3)     modify any of the provisions of this Section 902,
        Section 513 or Section 1009, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

                It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                SECTION 903.   Execution of Supplemental Indentures.

                In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to TIA Section 315(a) through 315(d) and Section 602 hereof) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, protections, privileges, indemnities or immunities under this Indenture or otherwise.

                SECTION 904.   Effect of Supplemental Indentures.

                Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                SECTION 905.   Conformity with Trust Indenture Act.

                Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                SECTION 906.   Reference in Securities to Supplemental
Indentures.

                Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                SECTION 907.   Notice of Supplemental Indentures.

                Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Sections 901 and 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

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

                                   ARTICLE TEN

                                    COVENANTS

                SECTION 1001.  Payment of Principal, Premium and Interest.

                The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any, on) and interest, if any, on the Securities of such series in accordance with the terms of such Securities and this Indenture.

                SECTION 1002.  Maintenance of Office or Agency.

                The Company will maintain in each Place of Payment for Securities of such series an office or agency where Securities of such series may be presented or surrendered for payment, where Securities of such series may be surrendered for registration of transfer or exchange, where Securities of such series may be presented for conversion and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served.

                The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

                The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 301 with respect to a series of Securities, the Company hereby designates as Places of Payment for each series of Securities the office or agency of the Trustee in the Borough of Manhattan, the City of New York, and initially appoints the Trustee at its Corporate Trust Office in Atlanta, Georgia and at the office of its agent in the Borough of Manhattan, the City of New York as Paying Agent in each such city as its agent to receive all such presentations, surrenders, notices and demands, and as Conversion Agent in each such city as its agent to receive Securities for conversion.

                SECTION 1003.  Money for Security Payments to Be Held in
Trust.

                If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall, before each due date of the principal of (and premium, if any, on) and interest, if any, on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum (except as otherwise specified pursuant to Section 301 for the Securities of such) sufficient to pay the principal of (and premium, if any, on) and interest, if any, on Securities of such Series so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                Whenever the Company shall have one or more Paying Agents for any series of Securities it will, prior to or on each due date of the principal of (and premium, if any, on) and interest, if any, on any Securities of such series, deposit with the Paying Agent, a sum sufficient to pay the principal (and premium, if any, on) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) will promptly notify the Trustee of its action or failure so to act.

                The Company shall cause each Paying Agent (other than the Trustee) for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) and interest, if any, on Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal (and premium, if any, on) and interest, if any, on the Securities of such series; and

                (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) and interest, if any, on any Security of any series and remaining unclaimed for the earlier of the applicable escheat laws or two years after such principal (and premium, if any, on) or interest has become due and payable, shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the

Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                SECTION 1004.  Statement as to Compliance.

                The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, commencing with its fiscal year ending after the date hereof, a brief certificate from its principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the compliance by the Company with all conditions and covenants under this Indenture. For purposes of this Section 1004, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                SECTION 1005.  Corporate Existence.

                Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its respective corporate existence, rights (charter and statutory) and franchises and the respective corporate existence, rights (charter and statutory) and franchises of its Subsidiaries; provided, however, that the Company shall not be required to preserve any such existence, right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of it and its Subsidiaries as a whole and not disadvantageous in any material respect to the Holders.

                SECTION 1006.  Limitations on Liens.

                The Company covenants and agrees that it will not, and will not permit any Restricted Subsidiary to, create, incur, issue or assume any Indebtedness secured by any Lien on any Principal Property, or on shares of stock or Indebtedness of any Restricted Subsidiary ("Restricted Securities"), without making effective provision for the Outstanding Securities (except as otherwise specified pursuant to Section 301 for the Securities of any series) to be secured by the Lien equally and ratably with (or prior to) any and all Indebtedness and obligations secured or to be secured thereby for so long as such Indebtedness is so secured, except that the foregoing restriction will not apply to:

                (1) Any Lien existing on the date of the first issuance of Securities under the Indenture.

                (2)     Any Lien on Senior Indebtedness.

                (3) Any Lien on any Principal Property or Restricted Securities of any Person existing at the time such Person is merged or consolidated with or into the Company or a Restricted Subsidiary, or such Person becomes a Restricted Subsidiary.

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

                (4) Any Lien on any Principal Property existing at the time of acquisition of such Principal Property by the Company or a Restricted Subsidiary, whether or not assumed by the Company or such Restricted Subsidiary, provided that no such Lien may extend to any other Principal Property of the Company or any Restricted Subsidiary.

                (5) Any Lien on any Principal Property (including any improvements on an existing Principal Property) of the Company or any Restricted Subsidiary, and any Lien on the shares of stock of a Restricted Subsidiary that was formed or is held for the purpose of acquiring and holding such Principal Property, in each case to secure all or any part of the cost of acquisition, development, operation, construction, alteration, repair or improvement of all or any part of such Principal Property (or to secure Indebtedness incurred by the Company or a Restricted Subsidiary for the purpose of financing all or any part of such cost); provided that such Lien is created prior to, at the time of, or within 12 months after the latest of, the acquisition, completion of construction or improvement or commencement of commercial operation of such Principal Property and provided, further, that no such Lien may extend to any other Principal Property of the Company or any Restricted Subsidiary, other than any theretofore unimproved real property on which the Principal Property is so constructed or developed or the improvement is located.

                (6) Any Lien on any Principal Property or Restricted Securities to secure Indebtedness owing to the Company or to another Restricted Subsidiary.

                (7) Any Lien in favor of governmental bodies to secure advances or other payments pursuant to any contract or statute or to secure Indebtedness incurred to finance the purchase price or cost of constructing or improving the property subject to such Lien.

                (8) Any Lien created in connection with a project financed with, and created to secure, Non-Recourse Indebtedness.

                (9) Carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings.

                (10) Liens (other than Liens imposed by ERISA) on the property of the Company or any of its Restricted Subsidiaries incurred, or pledges or deposits required, in connection with workmen's compensation, unemployment insurance and other social security legislation.

                (11) Liens securing taxes that remain payable without penalty or which are being contested in good faith by appropriate proceedings where collection thereof is stayed; provided that the Company or any Restricted Subsidiary has set aside on its books reserves with respect to such taxes (segregated to the extent required by GAAP) deemed by it to be adequate.

                (12) Any right which any municipal or governmental body or agency may have by virtue of any franchise, license or contract to purchase or designate a purchaser of, or

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        order the sale of, any property of the Company upon payment of reasonable compensation therefor or to terminate any franchise, license or other rights or to regulate the property and business of the Company.

                (13) Any Liens, neither assumed by the Company or any Restricted Subsidiary or on which it customarily pays interest, existing upon real estate or rights in or relating to real estate acquired by the Company or any Restricted Subsidiary for sub-station, measuring station, regulating station, gas purification station, compressor station, transmission line, distribution line or right-of-way purposes.

                (14) Easements or reservations in any property of the Company or any Restricted Subsidiary for the purpose of roads, pipe lines, gas transmission and distribution lines, electric light and power transmission and distribution lines, water mains and other like purposes, and zoning ordinances, regulations and restrictions which do not impair the use of such property in the operation of the business of the Company or any Restricted Subsidiary.

                (15) Any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (l) through (13), provided that the Indebtedness secured thereby may not exceed the principal amount of Indebtedness so secured at the time of such renewal or refunding, and that such renewal or refunding Lien must be limited to all or any part of the same property and improvements thereon, shares of stock or Indebtedness that secured the Lien renewed or refunded.

                (16) Any Lien not permitted above securing Indebtedness that, together with the aggregate outstanding principal amount of other secured Indebtedness that would otherwise be subject to the foregoing restrictions (excluding Indebtedness secured by Liens permitted under the foregoing exceptions) and the Attributable Debt in respect of all Sale and Leaseback Transactions (not including Attributable Debt in respect of any such Sale and Leaseback Transactions described in clause
        (3) or (4) of Section 1007) would not then exceed 15% of Consolidated Net Tangible Assets.

                SECTION 1007.  Limitations on Sale and Leaseback Transactions.

                The Company covenants and agrees that it will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless (i) the Company or a Restricted Subsidiary would be entitled, without securing the Outstanding Securities, to incur Indebtedness secured by a Lien on the Principal Property that is the subject of such Sale and Leaseback Transaction; (ii) the Attributable Debt associated therewith would be in an amount permitted under clause (16) of Section 1006 hereof; (iii) the proceeds received in respect of the Principal Property so sold and leased back at the time of entering into such Sale and Leaseback Transaction are used for the business and operations of the Company or any Subsidiary; or (iv) within 12 months after the sale or transfer, an amount equal to the proceeds received in respect of the Principal Property so sold and leased back at the time of entering into such Sale and Leaseback Transaction is applied to the prepayment (other than mandatory prepayment) of any Outstanding Securities or Funded Indebtedness of the Company or a

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Restricted Subsidiary (other than Funded Indebtedness that is held by the
Company or any Restricted Subsidiary or Funded Indebtedness of the Company that is subordinate in right of payment to any Outstanding Securities).

                SECTION 1008.  Additional Amounts.

                If any Securities of a series provide for the payment of additional amounts to any Holder who is not a United States person in respect of any tax, assessment or governmental charge ("Additional Amounts"), the Company shall pay to the Holder of any Security of such series such Additional Amounts as may be specified pursuant to Section 301. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (and premium, if any on) or interest, if any, on, or in respect of, any Security of a series or the net proceeds received on the sale or exchange of any Security of a series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for by the terms of such series established pursuant to Section 301 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made Except as otherwise specified pursuant to
Section 301, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date, if any, with respect to Securities of such series (or if the Securities of such series do not bear interest or will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of interest or principal and any premium if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish the Trustee and the Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and the Paying Agent or Paying Agents whether such payment of principal of (and premium, if any, on) or interest, if any, on the Securities of such series shall be made to Holders of Securities of such series who are not United States persons without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of the series.

                If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities of such series and the Company shall pay to the Trustee or the Paying Agent or Paying Agents the Additional Amounts required by the terms of such Securities. In the event that the Trustee or any Paying Agent, as the case may be, shall not so receive the above-mentioned certificate, then the Trustee or such Paying Agent shall be entitled (i) to assume that no such withholding or deduction is required with respect to any payment of principal, premium or interest with respect to any Securities of a series until it shall have received a certificate advising otherwise and (ii) to make all payments of principal, premium and interest with respect to the Securities of a series without withholding or deductions until otherwise advised. The Company hereby covenants and agrees to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability, cost or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

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                SECTION 1009.  Waiver of Certain Covenants.

                Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 803 or Sections 1005 to 1007, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of all Outstanding Securities, by Act of such Holders, waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

                SECTION 1101.  Applicability of Article.

                Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

                SECTION 1102.  Election to Redeem; Notice to Trustee.

                The election of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1103. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate and Opinion of Counsel evidencing compliance with such restriction.

                SECTION 1103.  Selection by Trustee of Securities to Be
Redeemed.

                If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of such series; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than the minimum authorized denomination for Securities of such series established pursuant to Section 301.

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                The Trustee shall promptly notify the Company in writing of the
Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                SECTION 1104.  Notice of Redemption.

                Except as otherwise specified as contemplated by Section 301, notice of redemption shall be given in the manner provided for in Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

                All notices of redemption shall identify the Securities (including CUSIP number, if any) to be redeemed and shall state:

                (1)     the Redemption Date,

                (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1106, if any,

                (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

                (5) that on the Redemption Date, the Redemption Price and accrued interest, if any, to the Redemption Date payable as provided in
        Section 1106 will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                (6) the Place or Places of Payment where such Securities maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

                (7) that the redemption is for a sinking fund, if such is the case.

                Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

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                SECTION 1105.  Deposit of Redemption Price.

                Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the Redemption Price of, and accrued interest, if any, on, all the Securities which are to be redeemed on that date.

                SECTION 1106.  Securities Payable on Redemption Date.

                Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein (except as otherwise specified pursuant to Section 301 for the Securities of such series)(together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall, if the same were interest-bearing, cease to bear interest, and except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308.

                If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

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                SECTION 1107.  Securities Redeemed in Part.

                Any Security which is to be redeemed only in part (pursuant to the provisions of this Article or of Article Thirteen) shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                                   CONVERSION

                SECTION 1201.  Conversion.

                If the Board Resolution establishing the terms of a series of Securities so provides, Securities of any series may be convertible at the option of the Holders or otherwise into or for Common Stock or other equity or debt securities (a "Conversion Right"). The Board Resolution may establish, among other things, the Conversion Rate, provisions for adjustments to the Conversion Rate and limitations upon exercise of the Conversion Right.

                Unless the Board Resolution otherwise provides, a Holder may convert a portion of a Security if the portion is $1,000 or an integral multiple thereof. Provisions of this Indenture that apply to the conversion of the aggregate principal amount of a Security also apply to conversion of a portion of it.

                The Board Resolution providing for Securities with a Conversion Right may establish any terms in addition to, or other than (including terms inconsistent with), those set forth in this Article Twelve with respect to the conversion of the Securities established thereby.

                SECTION 1202.  Conversion Procedure.

                To convert a Security a Holder must satisfy all applicable requirements in the Securities or the Board Resolution and, if required, (i) complete and manually sign the conversion notice (the "Conversion Notice") provided for in the Board Resolution or the Security (or complete and manually sign a facsimile thereof) and deliver such notice to the Conversion Agent or any other office or agency maintained for such purpose, (ii) surrender the Security to the Conversion Agent or at such other office or agency by physical delivery,
(iii) furnish appropriate endorsements and transfer documents, and (iv) pay all transfer or similar taxes. The date on which such notice shall have been received by and the Security shall have been so surrendered to the Conversion Agent is the "Conversion Date." Such Conversion Notice shall be irrevocable and may not be withdrawn by a Holder for any reason.

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                The Company will complete settlement of any conversion of
Securities not later than the fifth Business Day following the Conversion Date in respect of the cash portion elected to be delivered in lieu of the securities into which the Security is convertible and not later than the seventh Business Day following the Conversion Date in respect of the portion to be settled in such securities.

                If any Security is converted between the Regular Record Date for the payment of interest and the next succeeding Interest Payment Date, such Security must be accompanied by funds equal to the interest payable on such succeeding Interest Payment Date on the principal amount so converted (unless such Security shall have been called for redemption during such period, in which case no such payment shall be required). A Security converted on an Interest Payment Date need not be accompanied by any payment, and the interest on the principal amount of the Security being converted will be paid on such Interest Payment Date to the registered holder of such Security on the immediately preceding Regular Record Date. Subject to the aforesaid right of the registered holder to receive interest, no payment or adjustment will be made on conversion for interest accrued on the converted Security or for interest, dividends or other distributions payable on any security issued on conversion.

                If a Holder converts more than one Security at the same time, the securities into which the Security is convertible which are issuable upon such conversion or the cash payable upon the conversion shall be based on the total principal amount of the Securities converted.

                Upon surrender of a Security that is converted in part the Trustee or any Authenticating Agent shall authenticate for the Holder a new Security of the same series equal in principal amount to the unconverted portion of the Security surrendered; except that if a Global Security is so surrendered the Trustee shall authenticate and, if applicable, deliver to the depository a new Global Security of the same series in a denomination equal to and in exchange for the unconverted portion of the principal of the Global Security so surrendered.

                If the last day on which a Security may be converted is not a Business Day in a place where a Conversion Agent is located, the Security may be surrendered to that Conversion Agent on the next succeeding day that is not a legal holiday.

                SECTION 1203.  Taxes on Conversion.

                If a Holder of a Security exercises a Conversion Right, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of the securities into which the Security is convertible upon the conversion. However, the Holder shall pay any such tax which is due because securities or other property are issued in a name other than the Holder's name. Nothing herein shall preclude any income tax or other withholding required by law or regulations.

                SECTION 1204.  Company Determination Final.

                Any determination that the Board of Directors makes pursuant to this Article Twelve or consistent with terms provided for in any Board Resolution is conclusive, absent manifest error.

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                SECTION 1205.  Trustee's and Conversion Agent's Disclaimer.

                The Trustee (and each Conversion Agent other than the Company) has no duty to determine when or if an adjustment under this Article Twelve or any Board Resolution should be made, how it should be made or calculated or what it should be. The Trustee (and each Conversion Agent other than the Company) makes no representation as to the validity or value of any securities issued upon conversion of Securities. The Trustee (and each Conversion Agent other than the Company) shall not be responsible for the Company's failure to comply with this Article Twelve or any provision of a Board Resolution relating to a Conversion Right.

                SECTION 1206.  Company to Provide Conversion Securities.

                The Company shall reserve out of its authorized but unissued Common Stock or its Common Stock held in treasury sufficient shares to permit the conversion of all of the Securities convertible into Common Stock. The Company shall arrange and make available for issuance upon conversion the full amount of any other securities into which the Securities are convertible to permit such conversion of the Securities.

                All shares of Common Stock or other equity securities of any person which may be issued upon conversion of the Securities shall be validly issued, fully paid and non-assessable.

                The Company will comply with all securities laws regulating the offer and delivery of securities upon conversion of Securities.

                SECTION 1207.  Cash Settlement Option.

                If the Board Resolution so provides, the Company may elect to satisfy, in whole or in part, a Conversion Right of Securities convertible into Common Stock or other securities of any person by the delivery of cash. Except as the Board Resolution so provides: (a) the amount of cash to be delivered shall be equal to the Market Price on the last Trading Day preceding the applicable Conversion Date of a share of Common Stock or other securities of any person into which the Securities are convertible multiplied by the number of shares of Common Stock or the number of shares or principal amount of other securities into which the Securities are convertible, respectively, in respect of which the Company elects to deliver cash; (b) if the Company elects to satisfy, in whole or in part, a Conversion Right by the delivery of shares of Common Stock or other securities, no fractional shares or portion of other securities will be delivered. Instead, the Company will pay cash based on the Market Price for such fractional share of Common Stock or portion of other securities; and (c) the "Market Price" of the Common Stock into which Securities or other equity securities into which the Securities are convertible may be converted pursuant to a Board Resolution or this Article Twelve on any Trading Day means the weighted average per share sale price for all sales of the Common Stock or other equity securities on such Trading Day (or, if the information necessary to calculate such weighted average per share sale price is not reported, the average of the high and low sale prices, or if no sales are reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and average ask prices), as reported in the composite transactions for the New York Stock Exchange, or if the Common Stock or other equity securities into which the Securities are convertible are not listed or admitted to trading on such

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exchange, as reported in the composite transactions for the principal national or regional United States securities exchange on which the Common Stock or other equity securities into which the Securities are convertible are listed or admitted to trading or, if the Common Stock or other equity securities into which the Securities are convertible are not listed or admitted to trading on a United States national or regional securities exchange, as reported by NASDAQ or by the National Quotation Bureau Incorporated, or if not so reported, as determined in the manner set forth in the appropriate Board Resolution. In the absence of such quotations, the Company shall be entitled to determine the Market Price on the basis of such quotations as it considers appropriate.

                The "Market Price" of any debt security into which Securities are convertible shall be determined as set forth in the applicable Board Resolution.

                                ARTICLE THIRTEEN

                                  SINKING FUNDS

                SECTION 1301.  Applicability of Article.

                Retirements of Securities of any series pursuant to any sinking fund shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

                The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                SECTION 1302. Satisfaction of Sinking Fund Payments with Securities.

                Subject to Section 1303, in lieu of making all or any part of any mandatory sinking fund payment with respect to any Securities of a series in cash, the Company may at its option (1) deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) theretofore purchased or otherwise acquired by the Company and/or (2) receive credit for the principal amount of Securities of such series which have been previously delivered to the Trustee by the Company or for Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any mandatory sinking fund payment with respect to the Securities of the same series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided, however, that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for

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redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

                SECTION 1303.  Redemption of Securities for Sinking Fund.

                Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash (except as otherwise specified pursuant to Section 301 for the Securities of such series) and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities of that series pursuant to Section 1302 (which Securities will, if not previously delivered, accompany such certificate) and whether the Company intends to exercise its right to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 1302 and without the right to make any optional sinking fund payment, if any, with respect to such series.

                Not more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                Prior to any sinking fund payment date, the Company shall pay to the Trustee or a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) in cash a sum equal to any interest that will accrue to the date fixed for redemption of Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 1303.

                Notwithstanding the foregoing, with respect to a sinking fund for any series of Securities, if at any time the amount of cash to be paid into such sinking fund on the next succeeding sinking fund payment date, together with any unused balance of any preceding sinking fund payment or payments for such series, does not exceed in the aggregate $100,000, the Trustee, unless requested by the Company, shall not give the next succeeding notice of the redemption of Securities of such series through the operation of the sinking fund. Any such unused balance of moneys deposited in such sinking fund shall be added to the sinking fund payment for such series to be made in cash on the next succeeding sinking fund payment date or, at the written request of the Company, shall be applied at any time or from time to time to the purchase of Securities of such series, by public or private purchase, in the open market or otherwise, at a purchase price for such Securities (excluding accrued interest and brokerage

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commissions, for which the Trustee or any Paying Agent will be promptly reimbursed by the Company) not in excess of the principal amount thereof.

                                ARTICLE FOURTEEN

                         REPAYMENT AT OPTION OF HOLDERS

                SECTION 1401.  Applicability of Article.

                Repayment of Securities of any series before their Stated Maturity at the option of Holders thereof shall be made in accordance with the terms of such Securities and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

                SECTION 1402.  Repayment of Securities.

                Securities of any series subject to repayment in whole or in part at the option of the Holders thereof will, unless otherwise provided in the terms of such Securities, be repaid at a price equal to the principal amount thereof, together with interest, if any, thereon accrued to the Repayment Date specified in or pursuant to the terms of such Securities. The Company covenants that on or before the Repayment Date it will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money (except as otherwise specified pursuant to Section 301 for the Securities of such series) sufficient to pay the principal (or, if so provided by the terms of the Securities of any series, a percentage of the principal) of and (except if the Repayment Date shall be an Interest Payment Date) accrued interest, if any, on, all the Securities or portions thereof, as the case may be, to be repaid on such date.

                SECTION 1403.  Exercise of Option.

                Securities of any series subject to repayment at the option of the Holders thereof will contain an "Option to Elect Repayment" form on the reverse of such Securities. To be repaid at the option of the Holder, any Security so providing for such repayment, with the "Option to Elect Repayment" form on the reverse of such Security duly completed by the Holder (or by the Holder's attorney duly authorized in writing), must be received by the Company at the Place of Payment therefor specified in the terms of such Security (or at such other place or places of which the Company shall from time to time notify the Holders of such Securities) not earlier than 45 days nor later than 30 days prior to the Repayment Date. If less than the entire principal amount of such Security is to be repaid in accordance with the terms of such Security, the principal amount of such Security to be repaid, in increments of the minimum denomination for Securities of such series, and the denomination or denominations of the Security or Securities to be issued to the Holder for the portion of the principal amount of such Security surrendered that is not to be repaid, must be specified. The principal amount of any Security providing for repayment at the option of the Holder thereof may not be repaid in part if, following such repayment, the unpaid principal amount of such Security would be less than the minimum authorized denomination of Securities of the series of which such Security to be repaid is a part. Except as otherwise may be provided by the terms of any Security providing for repayment at the

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option of the Holder thereof, exercise of the repayment option by the Holder shall be irrevocable unless waived by the Company.

                SECTION 1404. When Securities Presented for Repayment Become Due and Payable.

                If Securities of any series providing for repayment at the option of the Holders thereof shall have been surrendered as provided in this Article and as provided by or pursuant to the terms of such Securities, such Securities or the portions thereof, as the case may be, to be repaid shall become due and payable and shall be paid by the Company on the Repayment Date therein specified, and on and after such Repayment Date (unless the Company shall default in the payment of such Securities on such Repayment Date) such Securities shall, if the same were interest-bearing, cease to bear interest and except to the extent provided below, shall be void.

                Upon surrender of any such Security for repayment in accordance with such provisions, the principal amount of such Security so to be repaid shall be paid by the Company, together with accrued interest, if any, to the Repayment Date; provided, however, that, in the case of Securities, installments of interest, if any, whose Stated Maturity is on or prior to the Repayment Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308.

                If the principal amount of any Security surrendered for repayment shall not be so repaid upon surrender thereof, such principal amount (together with interest, if any, thereon accrued to such Repayment Date) shall, until paid, bear interest from the Repayment Date at the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) set forth in such Security.

                SECTION 1405.  Securities Repaid in Part.

                Upon surrender of any Security which is to be repaid in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge and at the expense of the Company, a new Security or Securities of the same series, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Security so surrendered which is not to be repaid.

                                 ARTICLE FIFTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

                SECTION 1501. Company's Option to Effect Defeasance or Covenant Defeasance.

                Except as otherwise specified as contemplated by Section 301 for Securities of any series, the provisions of this Article Fifteen shall apply to each series of Securities, and the Company may, at its option, effect defeasance of the Securities of or within a series under

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Section 1502, or covenant defeasance of the Securities of or within a series under Section 1503 in accordance with the terms of such Securities and in accordance with this Article.

                SECTION 1502.  Defeasance and Discharge.

                Upon the Company's exercise of the above option applicable to this Section with respect to any Securities of or within a series, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in Section 1504 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1505 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Securities to receive, solely from the trust fund described in Section 1504 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 305, 306, 307, 1002 and 1003 and with respect to the payment of Additional Amounts, if any, on such Securities as contemplated by Section 1008, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Fifteen. Subject to compliance with this Article Fifteen, the Company may exercise its option under this Section 1502 notwithstanding the prior exercise of its option under Section 1503 with respect to such Securities. Money and securities held in trust pursuant to this Section 1502 shall not be subject to Article Sixteen.

                SECTION 1503.  Covenant Defeasance.

                Upon the Company's exercise under Section 1501 of the option applicable to this Section 1503 with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 1006 and 1007, and if specified pursuant to Section 301, its obligations under any other covenant, with respect to such Outstanding Securities on and after the date the conditions set forth in Section 1504 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed Outstanding for financial accounting purposes). For this purpose, such covenant defeasance means that, with respect to such Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) or Section 501(7) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

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                SECTION 1504.  Conditions to Defeasance or Covenant
Defeasance.

                The following shall be the conditions to application of either
Section 1502 or Section 1503 to any Outstanding Securities of or within a series:

                (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Fifteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) an amount or (B) Government Obligations applicable to such Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of and premium, if any, and interest, if any, under such Securities money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest, if any, and (ii) any mandatory sinking fund payments or analogous payments applicable to such Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such Government Obligations to said payments with respect to such Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1102 hereof, a notice of its election to redeem all or any portion of such Outstanding Securities at a future date in accordance with the terms of the Securities of such series and Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

                (2) No Default or Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (5) and (6) of Section 501 are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                (3) No event or condition shall exist that would prevent the Company from making payments of the principal of (and premium, if any) or interest on the Securities on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

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                (5)     In the case of an election under Section 1502, the
        Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of execution of this Indenture, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                (6) In the case of an election under Section 1503, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                (7) In the case of an election under either Section 1502 or 1503, the Company shall represent to the Trustee that the deposit made by the Company pursuant to its election under Section 1502 or 1503 was not made by the Company with the intent of preferring the Holders of Securities of any series over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

                (8) Notwithstanding any other provisions of this Section, such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in connection therewith pursuant to Section 301.

                (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1502 or the covenant defeasance under Section 1503 (as the case may be) have been complied with.

                SECTION 1505. Deposited Money and Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

                Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (or other property as may be provided pursuant to Section 301) (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1505, the "Trustee") pursuant to Section 1504 in respect of such Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

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                The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1504 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities.

                Anything in this Article Fifteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company. Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1504 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance, as applicable, in accordance with this Article.

                SECTION 1506.  Reinstatement.

                If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1505 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and such Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1502 or 1503, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1505; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest, if any, on any such Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                 ARTICLE SIXTEEN

                           SUBORDINATION OF SECURITIES

                SECTION 1601.  Agreement to Subordinate.

                Except as otherwise specified pursuant to Section 301, the Company, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest, if any, on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

                SECTION 1602. Distribution on Dissolution, Liquidation and Reorganization; Subrogation of Securities.

                Except as otherwise specified pursuant to Section 301, upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction

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to make other equitable provision reflecting the rights conferred in this
Indenture upon the Senior Indebtedness and the holders thereof with respect to the Securities and the holders thereof by a lawful plan of reorganization under applicable Bankruptcy Law):

                (a) the holders of all Senior Indebtedness shall be entitled to receive payment in full of the principal thereof (and premium, if any) and interest due thereon before the Holders of the Securities are entitled to receive any payment upon the principal (or premium, if any) or interest, if any, on indebtedness evidenced by the Securities;

                (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Sixteen shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of (and premium, if any) and interest on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be paid over, upon written notice to the Trustee, to the holder of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to Senior Indebtedness until the principal of (and premium, if any) and interest, if any, on the Securities shall be paid in full and no such payments or distributions to the Holders of the Securities of cash, property or securities otherwise distributable to the holders of Senior Indebtedness shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities be deemed to be a payment by the Company to or on account of the Securities. It is understood that the provisions of this Article Sixteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand. Nothing contained in this Article Sixteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is unconditional and absolute, to

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pay to the Holders of the Securities the principal of (and premium, if any) and interest, if any, on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Sixteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article Sixteen, the Trustee, subject to the provisions of Section 601, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.

                The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. The Trustee shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of Securities or the Company moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Sixteen.

                If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to 30 days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holder of Securities.

                SECTION 1603.  No Payment on Securities in Certain
Circumstances.

                Except as otherwise specified pursuant to Section 301,

                (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration (unless waived, rescinded or annulled) or otherwise, or upon any payment default (with or without the giving of notice or lapse of time or both, in accordance with the terms of the instrument governing such Senior Indebtedness, and without any waiver or forgiveness) with respect to any Senior Indebtedness, all amounts payable thereon shall first be paid in full, or such Senior Indebtedness, before any payment is made, directly or indirectly by set off or otherwise, on account of principal of, or interest on, the Securities of such series or to acquire any of the Securities of such series or on account of the redemption provisions of the Securities of such series.

                (b) Upon a default with respect to any Senior Indebtedness (other than under circumstances when the terms of paragraph (a) of this Section are applicable), as such default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, upon written notice thereof given to the Company and the Trustee by or on behalf of holders of such Senior Indebtedness ("Default Notice"), then, unless and until such default shall have been cured or waived by the holders of such Senior Indebtedness or shall have ceased to exist (the "Payment Blockage Period"), no direct or indirect

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payment shall be made by the Company with respect to the principal of, or interest on, the Securities of such series and the coupons, if any, appertaining thereto or to acquire any of such Securities or on account of the redemption provisions of the Securities of such series and the coupons, if any, appertaining thereto; provided, however, that this paragraph (b) shall not prevent the making of any payment (which is not otherwise prohibited by paragraph (a)) for more than 179 days after the Default Notice shall have been given unless the Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until such acceleration has been rescinded or annulled or such Senior Indebtedness has been paid in full.

                (c) If, notwithstanding the foregoing provisions of this Section, any payment on account of principal of, or interest on, the Securities of such series or of any coupon appertaining thereto shall be received by the Trustee, by and Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment is segregated and held in trust), then, unless and until such payment is no longer prohibited by this Section, such payment (subject to the provisions of Section 1604) shall be held in trust for the benefit of the holders of Senior Indebtedness and, upon receipt of written notice by the Trustee or such Paying Agent from the representative of the holders of the Senior Indebtedness and pursuant to the directions of such representative, shall be paid over or delivered to the holders of Senior Indebtedness or their representative(s), ratably according to the aggregate amount remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment or prepayment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution or provision therefor to or for the holders of Senior Indebtedness. Promptly after becoming aware thereof, the Company shall give written notice to the Trustee of any event prohibiting payments on account of principal of, or interest on, the Securities of any series and any coupons appertaining thereto and, in such event, shall provide to the Trustee, in the form of an Officers' Certificate, the names and addresses of the holders of such Senior Indebtedness and their representative(s), if any, the amount of the Senior Indebtedness held by each such holder, any information necessary to calculate the daily or other increase in Senior Indebtedness held by such holders and any other information which the Trustee may reasonably request to comply with this Article. Subject to the provisions of Section 1602 hereof, in the event that the Trustee or the Paying Agent reasonably determines that additional evidence is required with respect to any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee or the Paying Agent, as the case may be, may request that such person furnish evidence to its reasonable as to the extent such person is entitled to participate in such payment or distribution and as to other facts pertinent to the rights of such persons under this Article and if such evidence is not furnished, the Trustee or the Paying Agent, as the case may be, may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

                SECTION 1604.  Payments on Securities Permitted.

                Nothing contained in this Indenture or in any of the Securities shall (a) affect the obligation of the Company to make, or prevent the Company from making, at any time except as provided in Sections 1602 and 1603, payments of principal of (or premium, if any) or interest, if

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any, on the Securities or (b) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of (or premium, if any) or interest, if any, on the Securities, unless a Responsible Officer of the Trustee shall have received at its Corporate Trust Office written notice of any event prohibiting the making of such payment more than three Business Days prior to the date fixed for such payment.

                SECTION 1605. Authorization of Holders to Trustee to Effect Subordination.

                Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Sixteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

                SECTION 1606.  Notices to Trustee.

                Notwithstanding the provisions of this Article or any other provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Company) shall be charged with knowledge of the existence of any Senior Indebtedness or of any event which would prohibit the making of any payment of moneys to or by the Trustee or such Paying Agent, unless and until a Responsible Officer of the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from the Company or from the holder of any Senior Indebtedness or from the trustee for any such holder, together with proof satisfactory to the Trustee of such holding of Senior Indebtedness or of the authority of such trustee; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal (or premium, if any) or interest, if any, on any Security) the Trustee shall not have received with respect to such moneys the notice provided for in this Section 1606, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it within three Business Days prior to such date. The Trustee shall be entitled to rely on the delivery to a Responsible Officer of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such a notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Sixteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Sixteen and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                SECTION 1607.  Trustee as Holder of Senior Indebtedness.

                The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Sixteen in respect of any Senior Indebtedness at any time held by it to the same

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extent as any other holder of Senior Indebtedness and nothing in Section 613 or elsewhere in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

                Nothing in this Article Sixteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

                SECTION 1608.  Modifications of Terms of Senior Indebtedness.

                Any renewal or extension of the time of payment of any Senior Indebtedness or the exercise by the holders of Senior Indebtedness of any of their rights under any instrument creating or evidencing Senior Indebtedness, including, without limitation, the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Securities or the Trustee. No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness is outstanding or of such Senior Indebtedness, whether or not such release is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article Sixteen or of the Securities relating to the subordination thereof.

                SECTION 1609. Reliance on Judicial Order or Certificate of Liquidating Agent.

                Upon any payment or distribution of assets of the Company referred to in this Article Sixteen, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen.

                                    * * * * *

                This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

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

                IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                         ONEOK, INC.


                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:

                                         SUNTRUST BANK, as Trustee


                                         By:
                                            ------------------------------------
                                             Name:
                                             Title:

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